UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – September 30, 2016
Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard Growth and Income Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	38
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangements.	41
Glossary.	43

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned nearly 15% for the 12 months ended September 30, 2016. It trailed its benchmark’s 15.43% return but exceeded the 12.38% average return of its peers.

• All industry sectors represented in the fund posted positive results. Information technology, the largest sector by assets on average, was the fund’s most significant contributor and the second-leading outperformer, returning about 24%. The advisors’ IT services and software selections were strong subsectors.

• Financial stocks also outperformed the benchmark. Real estate investment trusts (REITs) were one of the best-performing subsectors as investors favored their steady income. Near the end of the period, real estate was designated as a separate sector, the 11th in the benchmark.

• Energy (+11%) and health care (+9%) were relative underperformers.

• Over the past ten years, the fund’s average annual return trailed that of its benchmark index but outdistanced its peer group.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	14.79%
Admiral™ Shares	14.91
S&P 500 Index	15.43
Large-Cap Core Funds Average	12.38
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Growth and Income Fund Investor Shares	6.64%
S&P 500 Index	7.24
Large-Cap Core Funds Average	5.89
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.34%	0.23%	1.11%

The fund expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Large-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 14.79% for the 12 months ended September 30, 2016. The Admiral Shares returned 14.91%. The Standard & Poor’s 500 Index returned 15.43%, and the average return of large-capitalization core funds was 12.38%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment. (Note: The fund will mark the 30th anniversary of its inception on December 10, 2016.)

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
D. E. Shaw Investment	33	2,198	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly bottom-up stock-specific return
			opportunities. The portfolio’s sector weights, size, and
			style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Los Angeles Capital	33	2,172	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
Vanguard Quantitative Equity	32	2,143	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	2	121	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

6

Industry Classification Standard used elsewhere in this report.) These comments were prepared on October 18, 2016.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Managers:

Anne Dinning, Ph.D., Managing Director
and Chief Investment Officer

Philip Kearns, Ph.D., Managing Director

The S&P 500 fluctuated significantly during the period, first gaining 10% by early November before more than erasing that gain by mid-February, and then mounting a sustained rally to return just over 15% by the fiscal year’s end. In the United States, two events seemed to occupy investors for a good portion of the period: U.S. Federal Reserve rate hikes (both actual and anticipated) and Brexit—the United Kingdom’s vote to leave the European Union. After much anticipation, the Fed raised interest rates in mid-December, with little apparent impact on equity markets. In contrast, global equity markets did react to the surprising results of the Brexit vote, albeit briefly. The MSCI World Index fell a little over 7% in two days, only to completely recover within two weeks.

Global equity markets exhibited mixed performances in local currencies, with negative returns from the Nikkei 225 and the Euro Stoxx 50, while the FTSE 100 returned more than 18%. The FTSE 100 performance is perhaps surprising given the volatility around Brexit and the uncertainty that lies ahead for the United Kingdom and Europe.

Within capital markets, Brexit’s impact thus far has been most discernible in the foreign exchange market. Following the vote in June, the British pound fell about 11% against the U.S. dollar in only two days and was down about 14% for the 12 months. Expressed in U.S. dollar terms, the FTSE 100’s performance was far less impressive, returning only 1.5% for the period.

While we actively monitor market activity, we generally do not make portfolio decisions based on a subjective analysis of the investment environment, except to try to mitigate new risk factors that we identify. We found no such risks during the period.

Our quantitative investment process deploys models that seek to forecast individual stock returns while limiting overweightings to industries, sectors, and common risk factors. The resulting portfolio may exhibit small to moderate overweightings to industries, sectors, and risk factors as a byproduct of our focus on bottom-up stock selection. We therefore generally attribute our performance to three major sources: bottom-up stock selection; exposure to industry groups; and risk factors such as value, growth, and market capitalization.

7

Our performance during the period was driven mostly by stock selection, followed by exposure to fundamental risk factors. Exposure to certain industry groups detracted from relative performance, most notably an overweight exposure to biotechnology companies. Among fundamental risk factors, overweight exposure to small-cap stocks helped relative performance, while underweight exposure to dividend-paying stocks detracted somewhat.

The three largest stock contributors to our relative performance were overweightings in Amazon.com and AT&T and an underweight position in Bank of America. The three largest stock detractors from relative performance were an underweight position in Facebook, an initial underweight and subsequent overweight position in McDonald’s, and an overweight position in Bristol-Myers Squibb.

In our view, the U.S. economy appears to be stable and showing small signs of strength. Recent employment reports have been reasonably strong, but so far not enough to prompt the Fed to increase the pace of rate hikes. Globally, many economies are still struggling to recover from the financial crisis, with monetary stimulus via bond purchasing programs driving many developed-market government interest rates into negative territory. At the end of the period, Japan, Germany, and Switzerland all showed negative yields for maturities up to 10 years and, in the case of Switzerland, beyond. The U.S. presidential election in the short term and the effects of Brexit in the longer term could become significant drivers of global markets.

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

Against a backdrop of slowing growth rates, declining corporate profits, and a rise in global populism, the S&P 500 Index rose 15.43% for the period. For only the third time in the last ten years, value stocks outperformed growth stocks. While all sectors advanced over the period, telecommunications, materials, and capital goods were particularly strong while growth-oriented cyclicals and biotechnology underperformed. Despite a considerable rise in commodity prices from January lows, long-term interest rates remained historically low, propelling investors toward equity securities in search of both current yield and capital appreciation. Today’s equity market faces a number of potential challenges, including muted earnings growth, extended valuations, the prospect of higher interest rates, and growing trade uncertainty following Brexit and opposition to the Trans-Pacific Partnership.

8

An analysis of our equity factors over the trailing year shows that while riskier factors such as financial risk gained momentum, quality still prevailed, with analyst insight, yield, earnings quality, and profit margin all outperforming. Despite a reversal in the third quarter, low-volatility stocks outperformed for the year as investor interest in low-volatility assets remained strong globally. Notably, one-year and three-year momentum were both negative as yesterday’s winners underperformed. The portfolio’s tilt toward higher-yielding, low-volatility stocks with strong analyst insight added value over the period. The commodities-linked energy and materials sectors both rebounded after sustained losses. Within the portfolio, an overweight to materials added value while an underweight to capital goods detracted.

Over the period, the portfolio shifted out of retail and finance and into technology and energy. The portfolio reduced its exposure to momentum factors and generally increased its exposure to value factors, with yield and book-to-price measures both increasing notably. Today, the portfolio is positioned away from larger-cap companies and toward higher-yielding companies with favorable valuations. The portfolio is overweight the technology and energy sectors and underweight retail, internet, and capital goods.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Growth around the globe remains subdued. The International Monetary Fund estimated global growth at 2.9% in the first half of 2016. The U.S. economy grew at an annual rate of 1.4% in the second quarter of 2016, an increase from an earlier estimate. This reflected positive contributions from personal consumption expenditures, exports, and nonresidential fixed investments.

Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will be uncertain for some time. There was also a partial recovery in commodity prices. After hitting a 10-year low in January 2016, oil prices rallied by 50 percent to $45 in August, mostly due to production outages.

We regularly point out that while it’s important to understand how overall portfolio performance is affected by the macro factors described above,

9

our approach emphasizes specific stock fundamentals. We use a strict quantitative process to compare all stocks in our investment universe within the same industry group to identify those with characteristics that we believe will outperform over the long run. We believe that attractive stocks exhibit five key characteristics: 1) healthy balance sheets and steady cash-flow generation; 2) effective use of capital, with sound investment policies that favor internal funding over external funding; 3) consistent earnings growth, with the ability to grow earnings year after year; 4) strong market sentiment; and 5) reasonable valuation (we strive to avoid overpriced stocks). The interaction of these characteristics generates an opinion on all the stocks in our universe as our model seeks to capitalize on investor biases across the market.

Our portfolio focuses on the attractive stocks from the model that we expect to exhibit future outperformance over time. However, as with any investment management process, there will be periods when our model does not perform as expected. Unfortunately, over the current annual period, the stocks that outperformed had characteristics that our model did not pursue. While we are disappointed with the performance results, it is important to remind our investors that through different market environments, we maintain our commitment to invest in stocks with solid fundamentals that we believe will outperform in the long run.

Our strongest results were in the financial sector, and our worst performance was in energy. In financials, the largest contributors came from overweight positions in Navient and Nasdaq. In addition, we benefited from underweighting or avoiding poorly performing stocks such as Wells Fargo and Goldman Sachs. Within energy, our overweight positions in Ensco and Noble and underweight positions in Exxon Mobil did not perform as expected.

10

Growth and Income Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	1.83%	1.94%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	1,074	505	3,850
Median Market Cap	$44.6B	$81.0B	$51.8B
Price/Earnings Ratio	20.4x	22.2x	23.7x
Price/Book Ratio	2.8x	2.9x	2.8x
Return on Equity	16.6%	17.5%	16.6%
Earnings Growth
Rate	7.1%	7.3%	7.6%
Dividend Yield	2.2%	2.1%	2.0%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate	96%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.99
Beta	0.97	0.95
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.6%
Johnson & Johnson	Pharmaceuticals	1.9
Microsoft Corp.	Systems Software	1.9
Exxon Mobil Corp.	Integrated Oil & Gas	1.7
Amazon.com Inc.	Internet Retail	1.6
Alphabet Inc.	Internet Software &
	Services	1.4
General Electric Co.	Industrial
	Conglomerates	1.4
AT&T Inc.	Integrated
	Telecommunication
	Services	1.2
Procter & Gamble Co.	Household Products	1.1
Citigroup Inc.	Diversified Banks	1.1
Top Ten		15.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.34% for Investor Shares and 0.23% for Admiral Shares.

11

Growth and Income Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	11.4%	12.5%	12.8%
Consumer Staples	10.5	9.9	8.7
Energy	7.8	7.3	6.7
Financials	12.3	12.8	13.3
Health Care	14.3	14.7	14.2
Industrials	9.6	9.7	10.3
Information
Technology	21.3	21.2	20.7
Materials	3.5	2.9	3.3
Real Estate	3.5	3.1	4.3
Telecommunication
Services	2.5	2.6	2.4
Utilities	3.3	3.3	3.3

12

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Growth and Income Fund Investor
	Shares	14.79%	16.80%	6.64%	$19,020
••••••••	S&P 500 Index	15.43	16.37	7.24	20,114
– – – –	Large-Cap Core Funds Average	12.38	14.49	5.89	17,731
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Growth and Income Fund Admiral Shares	14.91%	16.93%	6.77%	$96,227
S&P 500 Index	15.43	16.37	7.24	100,568
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	102,961

See Financial Highlights for dividend and capital gains information.

13

Growth and Income Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

14

Growth and Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (11.0%)
*	Amazon.com Inc.	130,421	109,203
	Home Depot Inc.	336,003	43,237
	McDonald’s Corp.	323,122	37,275
	Walt Disney Co.	319,804	29,697
	Target Corp.	323,855	22,242
	Darden Restaurants Inc.	355,448	21,796
	General Motors Co.	630,895	20,044
	Ford Motor Co.	1,599,225	19,303
	Marriott International Inc.
	Class A	281,731	18,969
	Omnicom Group Inc.	215,102	18,284
	Leggett & Platt Inc.	365,539	16,661
	Comcast Corp. Class A	241,788	16,040
	Time Warner Inc.	181,495	14,449
*	Michael Kors Holdings Ltd.	298,607	13,972
	Carnival Corp.	262,350	12,808
^	Nordstrom Inc.	243,117	12,613
	Best Buy Co. Inc.	329,070	12,564
*	O’Reilly Automotive Inc.	44,613	12,497
	Kohl’s Corp.	284,570	12,450
	Goodyear Tire & Rubber
	Co.	376,701	12,167
	Lowe’s Cos. Inc.	164,331	11,866
*	Discovery
	Communications Inc.
	Class A	437,303	11,772
*	Urban Outfitters Inc.	340,158	11,742
	News Corp. Class B	781,677	11,115
	CBS Corp. Class B	177,781	9,732
	Wyndham Worldwide
	Corp.	129,750	8,736
	Mattel Inc.	280,254	8,486
	PVH Corp.	75,346	8,326
	Interpublic Group of Cos.
	Inc.	368,445	8,235
	Ralph Lauren Corp.
	Class A	80,180	8,109

	L Brands Inc.	111,220	7,871
	NIKE Inc. Class B	149,400	7,866
	TEGNA Inc.	358,175	7,830
	Twenty-First Century
	Fox Inc. Class A	315,300	7,637
*	Charter Communications
	Inc. Class A	27,200	7,343
	Macy’s Inc.	186,914	6,925
	Viacom Inc. Class B	180,220	6,866
	Yum! Brands Inc.	69,200	6,284
	Gap Inc.	273,090	6,073
*	Netflix Inc.	57,800	5,696
	Staples Inc.	619,253	5,295
	TJX Cos. Inc.	69,900	5,227
*	Mohawk Industries Inc.	23,080	4,624
	Whirlpool Corp.	26,000	4,216
	Coach Inc.	104,502	3,821
	Signet Jewelers Ltd.	51,060	3,805
*	Ulta Salon Cosmetics &
	Fragrance Inc.	15,100	3,593
*	Liberty Global plc	106,385	3,515
	Ross Stores Inc.	52,600	3,382
*	TripAdvisor Inc.	51,550	3,257
	Genuine Parts Co.	29,500	2,963
	News Corp. Class A	208,100	2,909
	Tiffany & Co.	39,740	2,886
	Hasbro Inc.	23,627	1,874
	Twenty-First Century Fox
	Inc.	70,100	1,734
	Bed Bath & Beyond Inc.	37,460	1,615
*	Chipotle Mexican Grill Inc.
	Class A	3,810	1,614
	Carter’s Inc.	16,400	1,422
	Aramark	35,700	1,358
	Starbucks Corp.	23,709	1,284
	Bloomin’ Brands Inc.	69,700	1,202
	Cable One Inc.	2,055	1,200
	DR Horton Inc.	36,300	1,096
	Graham Holdings Co.
	Class B	2,254	1,085

15

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	BorgWarner Inc.	24,950	878
	H&R Block Inc.	37,250	862
*	Discovery Communications
	Inc.	31,600	831
	VF Corp.	14,500	813
	DeVry Education Group Inc.	31,300	722
	Rent-A-Center Inc.	55,510	702
*	Vista Outdoor Inc.	16,400	654
*	Express Inc.	54,500	643
	Gannett Co. Inc.	54,195	631
*	LKQ Corp.	17,400	617
*	Fossil Group Inc.	21,475	596
	Visteon Corp.	7,800	559
*	Liberty Ventures Class A	13,500	538
	Restaurant Brands
	International Inc.	11,100	495
	Hanesbrands Inc.	16,300	412
*	Michaels Cos. Inc.	16,000	387
	Dollar General Corp.	4,500	315
	Advance Auto Parts Inc.	2,104	314
*	Sally Beauty Holdings Inc.	12,100	311
*	DISH Network Corp.
	Class A	5,600	307
*	ServiceMaster Global
	Holdings Inc.	8,800	296
	La-Z-Boy Inc.	11,900	292
*	Denny’s Corp.	23,000	246
*	Isle of Capri Casinos Inc.	10,900	243
*	Etsy Inc.	16,600	237
*	Liberty SiriusXM Group
	Class C	6,400	214
	Wendy’s Co.	19,200	207
	CST Brands Inc.	3,511	169
*	Lumber Liquidators
	Holdings Inc.	8,500	167
*	AutoNation Inc.	3,400	166
	Service Corp. International	5,600	149
*	Priceline Group Inc.	100	147
*	Liberty Media Group LLC	4,600	129
*	Liberty TripAdvisor Holdings
	Inc. Class A	5,600	122
*	Apollo Education Group Inc.	15,000	119
	Aaron’s Inc.	4,500	114
	Chico’s FAS Inc.	9,255	110
*	La Quinta Holdings Inc.	9,300	104
*	TopBuild Corp.	3,000	100
*	Liberty SiriusXM Group
	Class A	2,882	98
	Ethan Allen Interiors Inc.	3,100	97
*	Houghton Mifflin Harcourt
	Co.	6,600	88
	Garmin Ltd.	1,480	71
	Libbey Inc.	3,900	70
*	Hyatt Hotels Corp. Class A	1,400	69

*	Live Nation Entertainment
	Inc.	2,500	69
*	MSG Networks Inc.	3,600	67
	Sonic Automotive Inc.
	Class A	2,400	45
	DSW Inc. Class A	2,200	45
*	Liberty Global PLC LiLAC	1,600	45
	Big 5 Sporting Goods Corp.	2,700	37
*	Bravo Brio Restaurant
	Group Inc.	6,912	33
	Interval Leisure Group Inc.	1,800	31
*	Bojangles’ Inc.	1,900	30
*	Beazer Homes USA Inc.	2,400	28
*	New York & Co. Inc.	12,200	28
*	Liberty Global PLC LiLAC
	Class A	900	25
*	Chegg Inc.	3,500	25
*	Burlington Stores Inc.	300	24
*	MGM Resorts International	900	23
	Cato Corp. Class A	700	23
	Ruth’s Hospitality Group Inc.	1,600	23
*	Liberty Broadband Corp.	300	21
*	TRI Pointe Group Inc.	1,600	21
*	Wayfair Inc.	500	20
^,*	Sears Holdings Corp.	1,590	18
	Bassett Furniture Industries
	Inc.	689	16
	HSN Inc.	400	16
*	Liberty Braves Group	880	15
*	Biglari Holdings Inc.	34	15
	Churchill Downs Inc.	100	15
	GNC Holdings Inc. Class A	700	14
*	Murphy USA Inc.	200	14
	SeaWorld Entertainment Inc.	1,024	14
*	tronc Inc.	700	12
	Lennar Corp. Class A	276	12
*	Scientific Games Corp.
	Class A	1,000	11
*	Groupon Inc. Class A	2,100	11
*	Select Comfort Corp.	500	11
*	Townsquare Media Inc.
	Class A	1,084	10
*	Caesars Entertainment Corp.	1,300	10
*	Liberty Media Group LLC
	Class A	300	9
*	Liberty Interactive Corp.
	QVC Group Class A	400	8
	Office Depot Inc.	2,200	8
*	Monarch Casino & Resort
	Inc.	300	8
*	Regis Corp.	600	7
	Marriott Vacations
	Worldwide Corp.	100	7
*	Tuesday Morning Corp.	1,190	7
*	Starz	200	6

16

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Carrols Restaurant Group Inc.	454	6
*	Asbury Automotive Group Inc.	100	6
*	Habit Restaurants Inc.
	Class A	380	5
*	Sirius XM Holdings Inc.	1,000	4
*	Perry Ellis International Inc.	200	4
*	DavidsTea Inc.	200	2
*	Ascent Capital Group Inc.
	Class A	100	2
*	Under Armour Inc.	63	2
*	Cherokee Inc.	200	2
			726,139
Consumer Staples (10.2%)
^	Procter & Gamble Co.	800,163	71,815
	Wal-Mart Stores Inc.	966,146	69,679
	Altria Group Inc.	987,892	62,464
	Coca-Cola Co.	1,362,717	57,670
	PepsiCo Inc.	498,711	54,245
	Philip Morris
	International Inc.	411,795	40,035
	Kimberly-Clark Corp.	275,931	34,806
	Colgate-Palmolive Co.	429,230	31,823
	General Mills Inc.	448,889	28,675
	ConAgra Foods Inc.	523,364	24,656
	CVS Health Corp.	275,659	24,531
	Kraft Heinz Co.	206,700	18,502
	Kroger Co.	620,159	18,406
	Sysco Corp.	341,939	16,758
	Costco Wholesale Corp.	106,996	16,318
	Dr Pepper Snapple Group
	Inc.	174,829	15,964
	Campbell Soup Co.	291,744	15,958
	Tyson Foods Inc. Class A	194,783	14,544
	JM Smucker Co.	84,201	11,413
	Clorox Co.	88,637	11,096
	Kellogg Co.	130,869	10,138
	Archer-Daniels-Midland Co.	124,300	5,242
	Hershey Co.	53,455	5,110
	Constellation Brands Inc.
	Class A	27,800	4,628
	Walgreens Boots Alliance
	Inc.	38,400	3,096
	Mondelez International Inc.
	Class A	65,760	2,887
	Mead Johnson Nutrition Co.	25,630	2,025
	Whole Foods Market Inc.	67,000	1,900
*	Monster Beverage Corp.	7,700	1,130
	Pilgrim’s Pride Corp.	42,383	895
	Bunge Ltd.	15,100	894
*	Sprouts Farmers Market
	Inc.	15,600	322
	Estee Lauder Cos. Inc.
	Class A	3,500	310
*	Edgewell Personal Care Co.	2,500	199
*	US Foods Holding Corp.	5,000	118

*	Adecoagro SA	6,100	70
	John B Sanfilippo & Son Inc.	1,045	54
	Energizer Holdings Inc.	1,000	50
	Lancaster Colony Corp.	300	40
^	Coty Inc. Class A	1,200	28
*	Chefs’ Warehouse Inc.	1,598	18
*	Central Garden & Pet Co.
	Class A	700	17
*	Smart & Final Stores Inc.	1,198	15
	Coca-Cola European
	Partners plc	361	14
*	USANA Health Sciences Inc.	100	14
	Hormel Foods Corp.	341	13
*	Performance Food Group Co.	500	12
	Church & Dwight Co. Inc.	200	10
	Reynolds American Inc.	174	8
*	Hain Celestial Group Inc.	200	7
*	Natural Grocers by Vitamin
	Cottage Inc.	200	2
			678,624
Energy (7.6%)
	Exxon Mobil Corp.	1,262,102	110,156
	Occidental Petroleum
	Corp.	462,680	33,739
	Chevron Corp.	285,370	29,370
	Schlumberger Ltd.	298,517	23,475
	Apache Corp.	334,451	21,361
	Devon Energy Corp.	483,067	21,308
	ConocoPhillips	484,941	21,080
	Anadarko Petroleum Corp.	331,149	20,982
*	FMC Technologies Inc.	695,598	20,638
	Phillips 66	215,268	17,340
*	Newfield Exploration Co.	358,992	15,602
*	Southwestern Energy Co.	1,003,430	13,888
^,*	Transocean Ltd.	1,111,153	11,845
	Ensco plc Class A	1,271,514	10,808
	Marathon Oil Corp.	681,180	10,769
	Williams Cos. Inc.	344,990	10,602
	Cimarex Energy Co.	76,493	10,278
	EOG Resources Inc.	104,261	10,083
	Diamond Offshore
	Drilling Inc.	562,766	9,910
	Kinder Morgan Inc.	409,580	9,474
	Tesoro Corp.	112,975	8,988
	Cabot Oil & Gas Corp.	336,294	8,676
	Noble Energy Inc.	229,310	8,196
	Hess Corp.	122,860	6,588
	Murphy Oil Corp.	201,519	6,126
	Valero Energy Corp.	102,900	5,454
	National Oilwell Varco Inc.	132,372	4,863
	Pioneer Natural
	Resources Co.	21,840	4,055
	ONEOK Inc.	72,116	3,706
	EQT Corp.	44,200	3,210
	Spectra Energy Corp.	67,940	2,904

17

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Marathon Petroleum Corp.	61,846	2,510
	Baker Hughes Inc.	45,471	2,295
	Energen Corp.	38,000	2,193
	Range Resources Corp.	28,300	1,097
*	Gulfport Energy Corp.	30,600	864
*	Kosmos Energy Ltd.	36,500	234
	Oceaneering International
	Inc.	4,700	129
*	Chesapeake Energy Corp.	16,600	104
	Aegean Marine Petroleum
	Network Inc.	7,500	75
	Archrock Inc.	5,081	67
	Golar LNG Partners LP	3,353	66
	Nabors Industries Ltd.	5,200	63
	Noble Corp. plc	7,229	46
	Frank’s International NV	1,900	25
	Cameco Corp.	2,700	23
*	Matrix Service Co.	1,100	21
*	Cobalt International Energy
	Inc.	14,933	19
*	Eclipse Resources Corp.	5,400	18
	QEP Resources Inc.	800	16
*	Fairmount Santrol Holdings
	Inc.	1,400	12
	EnLink Midstream LLC	700	12
*	TransAtlantic Petroleum Ltd.	8,887	11
	CARBO Ceramics Inc.	956	10
	Golar LNG Ltd.	300	6
*	Newpark Resources Inc.	600	4
*	Denbury Resources Inc.	1,300	4
*	Contango Oil & Gas Co.	100	1
			505,399
Financials (12.0%)
	Citigroup Inc.	1,488,517	70,303
	Wells Fargo & Co.	1,524,904	67,523
	JPMorgan Chase & Co.	925,103	61,603
*	Berkshire Hathaway Inc.
	Class B	268,988	38,861
	Bank of America Corp.	2,239,699	35,051
	American Express Co.	457,361	29,289
	Bank of New York
	Mellon Corp.	722,165	28,800
	Travelers Cos. Inc.	228,257	26,147
	Prudential Financial Inc.	276,583	22,583
	Aflac Inc.	272,156	19,560
	Chubb Ltd.	148,220	18,624
	S&P Global Inc.	134,116	16,974
	Navient Corp.	1,137,687	16,462
	Ameriprise Financial Inc.	159,672	15,930
	SunTrust Banks Inc.	359,990	15,768
	Fifth Third Bancorp	735,796	15,054
	Capital One Financial Corp.	209,300	15,034
	Goldman Sachs Group Inc.	89,063	14,363
	Discover Financial Services	249,427	14,105
	Aon plc	125,219	14,086

	People’s United Financial
	Inc.	773,302	12,234
	Unum Group	323,971	11,439
	Cincinnati Financial Corp.	150,140	11,324
	MetLife Inc.	237,644	10,559
	CME Group Inc.	99,400	10,389
	US Bancorp	230,220	9,874
	Willis Towers Watson plc	71,812	9,534
	Intercontinental Exchange
	Inc.	34,740	9,358
	Moody’s Corp.	85,300	9,236
	PNC Financial Services
	Group Inc.	102,500	9,234
	BlackRock Inc.	24,980	9,054
	Progressive Corp.	278,775	8,781
	Arthur J Gallagher & Co.	171,070	8,702
	Allstate Corp.	105,100	7,271
	Hartford Financial
	Services Group Inc.	158,645	6,793
	Synchrony Financial	238,600	6,681
	Leucadia National Corp.	344,896	6,567
	Huntington Bancshares
	Inc.	635,537	6,266
	Marsh & McLennan Cos.
	Inc.	77,680	5,224
	Loews Corp.	116,730	4,803
	First Horizon National
	Corp.	312,770	4,763
	Lincoln National Corp.	95,759	4,499
	Principal Financial Group
	Inc.	84,869	4,372
	Morgan Stanley	125,080	4,010
	American International
	Group Inc.	66,700	3,958
	Assurant Inc.	42,614	3,931
	Legg Mason Inc.	114,868	3,846
	Regions Financial Corp.	388,747	3,837
	Voya Financial Inc.	111,156	3,204
	Zions Bancorporation	100,380	3,114
	Torchmark Corp.	35,720	2,282
	KeyCorp	183,841	2,237
	Franklin Resources Inc.	52,572	1,870
	East West Bancorp Inc.	44,400	1,630
	Northern Trust Corp.	15,792	1,074
	FNF Group	28,700	1,059
	Synovus Financial Corp.	31,764	1,033
	Endurance Specialty
	Holdings Ltd.	15,592	1,021
	Aspen Insurance Holdings
	Ltd.	19,800	922
	State Street Corp.	11,900	829
*	E*TRADE Financial Corp.	28,300	824
	TCF Financial Corp.	52,000	755
	Ares Capital Corp.	46,600	722
	Popular Inc.	18,600	711

18

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Signature Bank	5,568	660
	Charles Schwab Corp.	16,900	534
	American Equity Investment
	Life Holding Co.	28,500	505
	Financial Engines Inc.	16,900	502
	Old Republic International
	Corp.	23,980	423
	Great Western Bancorp Inc.	12,102	403
	Hancock Holding Co.	12,301	399
	MarketAxess Holdings Inc.	2,300	381
*	Flagstar Bancorp Inc.	13,700	380
	WR Berkley Corp.	6,200	358
*	Arch Capital Group Ltd.	4,500	357
	RLI Corp.	4,800	328
^	Prospect Capital Corp.	39,700	322
	Assured Guaranty Ltd.	11,499	319
	United Bankshares Inc.	8,400	316
	ProAssurance Corp.	5,055	265
*	MGIC Investment Corp.	32,300	258
	Argo Group International
	Holdings Ltd.	4,500	254
	Invesco Ltd.	7,860	246
	Apollo Investment Corp.	41,089	238
	Axis Capital Holdings Ltd.	4,100	223
	XL Group Ltd.	6,500	219
	Wintrust Financial Corp.	3,900	217
	Beneficial Bancorp Inc.	14,700	216
	First American Financial
	Corp.	4,500	177
	Greenhill & Co. Inc.	6,500	153
	Umpqua Holdings Corp.	8,800	132
	BancorpSouth Inc.	5,300	123
	Kearny Financial Corp.	8,500	116
	Hanover Insurance Group Inc.	1,400	106
	AmTrust Financial Services
	Inc.	3,274	88
	Federated Investors Inc.
	Class B	2,900	86
	Nelnet Inc. Class A	2,100	85
	Chimera Investment Corp.	5,300	85
	Prosperity Bancshares Inc.	1,539	84
*	Santander Consumer USA
	Holdings Inc.	6,900	84
	Allied World Assurance Co.
	Holdings AG	1,981	80
	Trustmark Corp.	2,800	77
	Radian Group Inc.	5,300	72
	Banner Corp.	1,600	70
	Meridian Bancorp Inc.	4,200	65
	WisdomTree Investments
	Inc.	5,975	61
*	Essent Group Ltd.	2,300	61
	Cathay General Bancorp	1,961	60
	UMB Financial Corp.	1,004	60
	FNB Corp.	4,300	53

	Erie Indemnity Co. Class A	500	51
	CNO Financial Group Inc.	3,300	50
	Brookline Bancorp Inc.	3,700	45
*	Western Alliance Bancorp	1,200	45
*	FNFV Group	3,600	45
*	Third Point Reinsurance Ltd.	3,400	41
	First Financial Bancorp	1,427	31
	Employers Holdings Inc.	988	29
	Glacier Bancorp Inc.	1,000	29
	Boston Private Financial
	Holdings Inc.	2,200	28
	Preferred Bank	788	28
	Heritage Financial Corp.	1,488	27
	BlackRock Capital
	Investment Corp.	3,216	27
	CBOE Holdings Inc.	400	26
	United Community Banks
	Inc.	1,200	25
	Two Harbors Investment
	Corp.	2,900	25
	Fulton Financial Corp.	1,700	25
*	NewStar Financial Inc.	2,500	24
	Blackstone Mortgage Trust
	Inc. Class A	796	23
	M&T Bank Corp.	200	23
	AG Mortgage Investment
	Trust Inc.	1,405	22
	Arbor Realty Trust Inc.	2,861	21
*	World Acceptance Corp.	400	20
	OneBeacon Insurance Group
	Ltd. Class A	1,362	19
	Central Pacific Financial Corp.	770	19
	Capital Bank Financial Corp.	600	19
	BankFinancial Corp.	1,502	19
	Anworth Mortgage Asset
	Corp.	3,400	17
	National Bank Holdings Corp.
	Class A	715	17
	Ladder Capital Corp.	1,200	16
	American Capital Agency
	Corp.	800	16
	Credicorp Ltd.	100	15
*	Stifel Financial Corp.	336	13
	Fifth Street Finance Corp.	2,200	13
	Old National Bancorp	900	13
*	KCG Holdings Inc. Class A	800	12
	THL Credit Inc.	1,207	12
	Washington Federal Inc.	425	11
	KCAP Financial Inc.	2,357	11
	TD Ameritrade Holding Corp.	300	11
*	First BanCorp	2,000	10
*	Hope Bancorp Inc.	579	10
	Associated Banc-Corp	500	10
	Comerica Inc.	205	10
	Chemical Financial Corp.	200	9

19

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	United Financial Bancorp Inc.	600	8
	Southwest Bancorp Inc.	400	8
	Opus Bank	200	7
	West Bancorporation Inc.	352	7
	Newtek Business Services
	Corp.	400	6
	Berkshire Hills Bancorp Inc.	200	6
	Garrison Capital Inc.	500	5
	Capital Southwest Corp.	301	4
	MB Financial Inc.	100	4
	MVC Capital Inc.	457	4
*	PRA Group Inc.	100	3
	Capitol Federal Financial Inc.	245	3
	Columbia Banking System Inc. 100		3
	Annaly Capital Management
	Inc.	300	3
	Artisan Partners Asset
	Management Inc. Class A	100	3
	MFA Financial Inc.	290	2
			797,335
Health Care (14.0%)
	Johnson & Johnson	1,086,803	128,384
	Pfizer Inc.	1,949,835	66,041
	Merck & Co. Inc.	948,028	59,167
	Bristol-Myers Squibb Co.	976,969	52,678
	Eli Lilly & Co.	640,733	51,425
	Amgen Inc.	217,002	36,198
	Gilead Sciences Inc.	345,520	27,338
	AbbVie Inc.	427,045	26,934
	UnitedHealth Group Inc.	176,470	24,706
*	Express Scripts Holding
	Co.	337,407	23,797
	Agilent Technologies Inc.	499,543	23,523
	Anthem Inc.	175,574	22,001
	McKesson Corp.	131,814	21,980
	Baxter International Inc.	460,334	21,912
	Cardinal Health Inc.	270,270	21,000
	AmerisourceBergen Corp.
	Class A	259,683	20,977
	Abbott Laboratories	469,286	19,846
*	Hologic Inc.	508,655	19,751
*	HCA Holdings Inc.	241,925	18,297
	CR Bard Inc.	75,890	17,021
*	Biogen Inc.	53,465	16,736
*	DaVita Inc.	232,160	15,339
	Zoetis Inc.	289,750	15,070
	Medtronic plc	157,984	13,650
	Zimmer Biomet Holdings
	Inc.	88,000	11,442
	Cigna Corp.	87,130	11,355
	Thermo Fisher Scientific
	Inc.	68,675	10,923
	Aetna Inc.	89,588	10,343
*	Vertex Pharmaceuticals
	Inc.	111,556	9,729

*	Mettler-Toledo
	International Inc.	19,500	8,187
	Perrigo Co. plc	87,736	8,101
*	Intuitive Surgical Inc.	10,920	7,915
	Stryker Corp.	63,990	7,449
	PerkinElmer Inc.	114,737	6,438
	Quest Diagnostics Inc.	73,780	6,244
*	Mallinckrodt plc	84,930	5,926
*	Allergan plc	25,070	5,774
	Patterson Cos. Inc.	124,120	5,702
*	Boston Scientific Corp.	232,000	5,522
	Humana Inc.	29,300	5,183
	Dentsply Sirona Inc.	83,775	4,979
	Becton Dickinson and Co.	25,922	4,659
*	Endo International plc	174,589	3,518
*	Alexion Pharmaceuticals
	Inc.	25,033	3,068
	Danaher Corp.	28,502	2,234
*	Laboratory Corp. of
	America Holdings	12,800	1,760
*	Molina Healthcare Inc.	30,000	1,750
*	Celgene Corp.	13,800	1,443
*	Neurocrine Biosciences Inc.	24,800	1,256
	Universal Health Services
	Inc. Class B	9,615	1,185
*	WellCare Health Plans Inc.	9,700	1,136
*	Quintiles Transnational
	Holdings Inc.	13,300	1,078
*	Mylan NV	27,300	1,041
	Hill-Rom Holdings Inc.	13,200	818
*	United Therapeutics Corp.	5,700	673
*	VCA Inc.	9,200	644
*	Charles River Laboratories
	International Inc.	7,500	625
*	Myriad Genetics Inc.	24,900	512
*	IMS Health Holdings Inc.	12,800	401
*	Alkermes plc	8,365	393
*	OraSure Technologies Inc.	46,700	372
*	LivaNova plc	5,100	307
*	Varian Medical Systems Inc.	3,066	305
*	Acorda Therapeutics Inc.	14,500	303
	Bruker Corp.	12,600	285
	Invacare Corp.	17,600	197
*	IDEXX Laboratories Inc.	1,600	180
*	PTC Therapeutics Inc.	12,700	178
*	Five Prime Therapeutics Inc.	3,317	174
*	Momenta Pharmaceuticals
	Inc.	14,000	164
*	Lexicon Pharmaceuticals
	Inc.	8,900	161
*	Magellan Health Inc.	2,900	156
*	Seres Therapeutics Inc.	11,300	139
*	Insulet Corp.	3,000	123
*	Rockwell Medical Inc.	15,536	104
*	Portola Pharmaceuticals Inc.	4,500	102

20

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Novavax Inc.	45,600	95
*	Rigel Pharmaceuticals Inc.	25,100	92
*	Medicines Co.	2,100	79
*	Aratana Therapeutics Inc.	8,400	79
*	Triple-S Management Corp.
	Class B	3,400	75
*	Innoviva Inc.	6,500	71
*	Vanda Pharmaceuticals Inc.	4,100	68
*	Luminex Corp.	3,000	68
*	Chimerix Inc.	12,000	66
^,*	MannKind Corp.	101,757	63
*	Pain Therapeutics Inc.	60,444	60
*	VWR Corp.	2,100	60
*	Coherus Biosciences Inc.	2,114	57
*	AMAG Pharmaceuticals Inc.	2,300	56
*	Intrexon Corp.	2,000	56
*	AtriCure Inc.	3,405	54
*	OvaScience Inc.	7,000	50
*	Pacific Biosciences of
	California Inc.	5,400	48
*	Puma Biotechnology Inc.	700	47
*	Align Technology Inc.	500	47
*	Envision Healthcare
	Holdings Inc.	2,100	47
*	Impax Laboratories Inc.	1,800	43
*	Exelixis Inc.	3,300	42
*	Regeneron Pharmaceuticals
	Inc.	100	40
*	Omeros Corp.	3,300	37
^,*	Organovo Holdings Inc.	9,200	35
*	BioTelemetry Inc.	1,800	33
*	FibroGen Inc.	1,500	31
*	BioCryst Pharmaceuticals Inc.	6,200	27
*	Karyopharm Therapeutics Inc.	2,719	26
	ResMed Inc.	400	26
*	Enzo Biochem Inc.	4,600	23
*	NxStage Medical Inc.	900	22
*	Esperion Therapeutics Inc.	1,600	22
*	Orthofix International NV	500	21
*	Tokai Pharmaceuticals Inc.	12,800	20
*	Inotek Pharmaceuticals Corp.	2,000	19
*	Alere Inc.	425	18
*	Halyard Health Inc.	500	17
*	Regulus Therapeutics Inc.	4,700	16
*	ArQule Inc.	8,649	15
*	Spectrum Pharmaceuticals
	Inc.	3,300	15
*	Xencor Inc.	600	15
*	Syneron Medical Ltd.	1,900	14
*	Allscripts Healthcare
	Solutions Inc.	1,000	13
^,*	Insys Therapeutics Inc.	1,100	13
*	Quorum Health Corp.	1,959	12
*	Merit Medical Systems Inc.	500	12
	LeMaitre Vascular Inc.	594	12
*	SciClone Pharmaceuticals Inc.	1,100	11

*	NewLink Genetics Corp.	700	11
*	Brookdale Senior Living Inc.	600	10
*	NanoString Technologies Inc.	500	10
*	Raptor Pharmaceutical Corp.	1,100	10
	St. Jude Medical Inc.	118	9
*	Infinity Pharmaceuticals Inc.	6,000	9
*	Genomic Health Inc.	300	9
*	ARIAD Pharmaceuticals Inc.	476	7
*	Mirati Therapeutics Inc.	855	6
*	Cytokinetics Inc.	600	5
*	AngioDynamics Inc.	303	5
*	Surgical Care Affiliates Inc.	100	5
*	GTx Inc.	4,487	4
*	Advaxis Inc.	300	3
*	HealthStream Inc.	100	3
*	Cardiovascular Systems Inc.	41	1
			928,522
Industrials (9.5%)
	General Electric Co.	3,101,188	91,857
	General Dynamics Corp.	212,550	32,979
	Ingersoll-Rand plc	434,580	29,525
	United Parcel Service Inc.
	Class B	244,997	26,793
	Raytheon Co.	168,720	22,968
	Stanley Black & Decker
	Inc.	184,588	22,701
	United Technologies Corp.	199,470	20,266
	Masco Corp.	575,992	19,762
	L-3 Communications
	Holdings Inc.	127,697	19,248
	Delta Air Lines Inc.	397,057	15,628
	Alaska Air Group Inc.	234,642	15,454
	Waste Management Inc.	227,837	14,527
	Southwest Airlines Co.	341,348	13,275
*	Quanta Services Inc.	458,550	12,835
	3M Co.	70,358	12,399
*	United Rentals Inc.	156,700	12,299
	Republic Services Inc.
	Class A	236,597	11,936
	Northrop Grumman Corp.	54,843	11,734
	Pitney Bowes Inc.	645,570	11,724
	Cintas Corp.	101,043	11,377
*	United Continental
	Holdings Inc.	208,423	10,936
	Equifax Inc.	80,440	10,826
	Allison Transmission
	Holdings Inc.	377,300	10,821
	Dun & Bradstreet Corp.	77,130	10,537
	Caterpillar Inc.	111,604	9,907
	Union Pacific Corp.	101,000	9,851
	Rockwell Automation Inc.	79,801	9,763
	PACCAR Inc.	163,942	9,637
	Eaton Corp. plc	125,293	8,233
	Honeywell International Inc.	68,031	7,932
	Deere & Co.	88,590	7,561

21

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Johnson Controls
	International plc	157,300	7,319
	Emerson Electric Co.	131,400	7,163
	Illinois Tool Works Inc.	54,762	6,563
	Boeing Co.	48,575	6,399
	KAR Auction Services Inc.	133,100	5,745
*	Spirit AeroSystems
	Holdings Inc. Class A	118,700	5,287
	American Airlines Group
	Inc.	122,800	4,496
	Allegion plc	64,327	4,433
	Expeditors International
	of Washington Inc.	77,307	3,983
	Parker-Hannifin Corp.	29,732	3,732
	Nielsen Holdings plc	66,175	3,545
	Fortive Corp.	68,851	3,505
	Kansas City Southern	33,000	3,080
*	Jacobs Engineering Group
	Inc.	52,959	2,739
*	AerCap Holdings NV	67,400	2,594
	BWX Technologies Inc.	63,300	2,429
	Huntington Ingalls
	Industries Inc.	11,700	1,795
	Fluor Corp.	26,036	1,336
	FedEx Corp.	7,500	1,310
*	WABCO Holdings Inc.	9,597	1,090
	MSC Industrial Direct Co.
	Inc. Class A	14,000	1,028
	Carlisle Cos. Inc.	7,400	759
	Cummins Inc.	5,801	743
	Snap-on Inc.	4,330	658
	Insperity Inc.	8,900	646
*	Armstrong World Industries
	Inc.	15,500	640
*	RPX Corp.	54,800	586
*	HD Supply Holdings Inc.	16,100	515
*	Babcock & Wilcox
	Enterprises Inc.	31,100	513
*	Continental Building
	Products Inc.	23,200	487
*	Moog Inc. Class A	7,800	464
	ManpowerGroup Inc.	4,918	355
	Brady Corp. Class A	10,134	351
	Landstar System Inc.	5,000	340
	Chicago Bridge & Iron Co.
	NV	11,700	328
	Orbital ATK Inc.	4,300	328
*	IHS Markit Ltd.	7,500	282
	Fastenal Co.	6,600	276
	Hubbell Inc. Class B	2,200	237
*	SPX Corp.	11,100	224
	Quad/Graphics Inc.	8,200	219
	JB Hunt Transport
	Services Inc.	2,600	211
*	Kratos Defense & Security
	Solutions Inc.	28,348	195

*	DigitalGlobe Inc.	6,900	190
	Knoll Inc.	8,190	187
*	JetBlue Airways Corp.	10,800	186
	Watsco Inc.	1,300	183
*	Swift Transportation Co.	8,500	182
*	Rexnord Corp.	8,500	182
	Covanta Holding Corp.	10,900	168
	Regal Beloit Corp.	2,800	167
*	NCI Building Systems Inc.	10,000	146
	Greenbrier Cos. Inc.	3,800	134
	Federal Signal Corp.	9,243	123
	West Corp.	5,100	113
	Albany International Corp.	2,600	110
*	Mistras Group Inc.	4,586	108
	Woodward Inc.	1,500	94
	B/E Aerospace Inc.	1,700	88
	KBR Inc.	5,700	86
	Owens Corning	1,600	85
	Textron Inc.	1,700	68
	Kennametal Inc.	2,100	61
*	Hub Group Inc. Class A	1,400	57
	RR Donnelley & Sons Co.	3,594	56
*	DXP Enterprises Inc.	1,957	55
*	MYR Group Inc.	1,600	48
*	Armstrong Flooring Inc.	2,400	45
*	ARC Document Solutions
	Inc.	11,400	43
*	MFC Bancorp Ltd.	19,117	39
*	Masonite International Corp.	600	37
	Barnes Group Inc.	897	36
	CH Robinson Worldwide Inc.	488	34
	Lockheed Martin Corp.	136	33
	Exponent Inc.	600	31
*	Navigant Consulting Inc.	1,400	28
	LB Foster Co. Class A	2,100	25
	Joy Global Inc.	800	22
	Heartland Express Inc.	1,086	21
	Triumph Group Inc.	700	20
	Trinity Industries Inc.	800	19
	WW Grainger Inc.	83	19
*	Huron Consulting Group Inc.	300	18
	Global Brass & Copper
	Holdings Inc.	600	17
*	TriNet Group Inc.	800	17
	Ennis Inc.	1,000	17
	Aircastle Ltd.	700	14
*	Herc Holdings Inc.	400	13
*	WageWorks Inc.	211	13
	Hillenbrand Inc.	400	13
	Steelcase Inc. Class A	900	13
*	Air Transport Services Group
	Inc.	800	11
	CSX Corp.	300	9
*	Hertz Global Holdings Inc.	200	8
*	Civeo Corp.	6,379	7
	Lincoln Electric Holdings Inc.	100	6

22

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Flowserve Corp.	126	6
	Apogee Enterprises Inc.	127	6
	AMETEK Inc.	100	5
*	Saia Inc.	143	4
	EnPro Industries Inc.	73	4
	Matson Inc.	100	4
*	Accuride Corp.	1,500	4
*	TransUnion	100	3
	Interface Inc. Class A	200	3
*	YRC Worldwide Inc.	100	1
			627,764
Information Technology (20.8%)
	Apple Inc.	1,505,249	170,168
	Microsoft Corp.	2,131,680	122,785
*	Facebook Inc. Class A	509,357	65,335
	International Business
	Machines Corp.	396,241	62,943
	Visa Inc. Class A	741,891	61,354
*	Alphabet Inc. Class A	73,465	59,070
	Symantec Corp.	1,848,946	46,409
	QUALCOMM Inc.	637,823	43,691
	Cisco Systems Inc.	1,199,741	38,056
*	Alphabet Inc. Class C	43,467	33,786
	Intuit Inc.	283,779	31,219
	Texas Instruments Inc.	440,175	30,891
	Applied Materials Inc.	1,003,502	30,256
	Intel Corp.	737,707	27,848
	Mastercard Inc.	270,360	27,515
	Fidelity National
	Information Services Inc.	335,190	25,820
	HP Inc.	1,633,417	25,367
*	Teradata Corp.	803,570	24,911
	Western Union Co.	1,166,272	24,282
	Accenture plc Class A	191,063	23,342
	Seagate Technology plc	595,654	22,962
*	Citrix Systems Inc.	259,671	22,129
	CSRA Inc.	740,341	19,915
*	Fiserv Inc.	176,172	17,524
*	eBay Inc.	516,432	16,991
	NVIDIA Corp.	243,538	16,687
	Xerox Corp.	1,644,745	16,661
*	F5 Networks Inc.	130,322	16,243
	Lam Research Corp.	157,807	14,946
*	VeriSign Inc.	183,560	14,362
	NetApp Inc.	398,790	14,285
	Hewlett Packard
	Enterprise Co.	615,414	14,001
	Motorola Solutions Inc.	177,601	13,547
	Western Digital Corp.	208,142	12,170
	Broadcom Ltd.	68,500	11,818
	Computer Sciences Corp.	216,480	11,302
*	Autodesk Inc.	137,710	9,961
	Paychex Inc.	170,867	9,888
	Analog Devices Inc.	143,151	9,226
	TE Connectivity Ltd.	129,207	8,318
	Juniper Networks Inc.	335,448	8,071

*	Adobe Systems Inc.	74,230	8,057
*	Red Hat Inc.	99,240	8,022
	Xilinx Inc.	136,530	7,419
*	Electronic Arts Inc.	78,940	6,741
	Corning Inc.	284,175	6,721
*	Cognizant Technology
	Solutions Corp. Class A	132,700	6,331
	Harris Corp.	68,380	6,264
	Oracle Corp.	152,685	5,997
	CA Inc.	169,580	5,610
	Total System Services Inc.	87,135	4,108
*	PayPal Holdings Inc.	85,070	3,485
*	Micron Technology Inc.	195,900	3,483
^,*	VMware Inc. Class A	41,100	3,015
*	salesforce.com Inc.	37,191	2,653
	Microchip Technology Inc.	39,729	2,469
*	Alliance Data Systems Corp.	9,380	2,012
*	Qorvo Inc.	36,042	2,009
*	CoreLogic Inc.	43,800	1,718
*	Twitter Inc.	65,700	1,514
	Automatic Data
	Processing Inc.	13,700	1,208
	FLIR Systems Inc.	32,600	1,024
	IAC/InterActiveCorp	15,697	981
*	MicroStrategy Inc. Class A	4,901	821
*	Flex Ltd.	56,991	776
*	Yahoo! Inc.	17,400	750
	Amdocs Ltd.	12,680	734
*	InterXion Holding NV	15,700	569
	Skyworks Solutions Inc.	7,190	547
	Linear Technology Corp.	8,485	503
*	Synaptics Inc.	7,600	445
*	FireEye Inc.	29,700	437
	Brocade Communications
	Systems Inc.	46,600	430
	InterDigital Inc.	5,300	420
	Tessera Technologies Inc.	10,600	407
	EarthLink Holdings Corp.	58,800	364
*	Genpact Ltd.	14,600	350
	Marvell Technology
	Group Ltd.	25,200	334
*	Sohu.com Inc.	6,900	305
*	Cree Inc.	11,200	288
*	Photronics Inc.	26,839	277
	Maxim Integrated
	Products Inc.	6,500	260
*	Nuance Communications
	Inc.	17,051	247
*	RetailMeNot Inc.	24,647	244
*	WebMD Health Corp.	4,700	234
	NIC Inc.	9,700	228
*	Take-Two Interactive
	Software Inc.	4,600	207
*	First Solar Inc.	4,540	179
*	CommScope Holding Co.
	Inc.	5,900	178

23

Growth and Income Fund

			Market
			Value•
		Shares	($000)
*	Bankrate Inc.	20,300	172
*	II-VI Inc.	6,934	169
*	CommVault Systems Inc.	3,100	165
*	NeuStar Inc. Class A	5,500	146
*	Blackhawk Network
	Holdings Inc.	4,564	138
*	Keysight Technologies Inc.	4,100	130
*	Shutterstock Inc.	2,000	127
*	ON Semiconductor Corp.	10,200	126
*	Synopsys Inc.	2,100	125
*	Kulicke & Soffa Industries
	Inc.	9,581	124
*	Akamai Technologies Inc.	2,100	111
*	EchoStar Corp. Class A	2,507	110
*	Acxiom Corp.	4,100	109
	Vishay Intertechnology Inc.	7,600	107
*	Rudolph Technologies Inc.	5,900	105
*	Net 1 UEPS Technologies
	Inc.	12,100	104
*	DHI Group Inc.	11,500	91
*	Alpha & Omega
	Semiconductor Ltd.	3,900	85
*	ShoreTel Inc.	10,155	81
*	Trimble Navigation Ltd.	2,800	80
*	Endurance International
	Group Holdings Inc.	8,033	70
*	Calix Inc.	9,563	70
*	Yelp Inc. Class A	1,600	67
*	Zynga Inc. Class A	22,600	66
	Teradyne Inc.	3,000	65
*	CyberArk Software Ltd.	1,300	64
*	InvenSense Inc.	8,400	62
*	Cimpress NV	600	61
*	Advanced Energy Industries
	Inc.	1,100	52
*	Silicon Laboratories Inc.	800	47
	EVERTEC Inc.	2,800	47
*	Sanmina Corp.	1,600	46
*	Infoblox Inc.	1,700	45
*	Semtech Corp.	1,600	44
*	Intralinks Holdings Inc.	4,300	43
*	CommerceHub Inc.	2,700	43
*	Amkor Technology Inc.	4,300	42
*	Rackspace Hosting Inc.	1,300	41
	NVE Corp.	682	40
*	Sonus Networks Inc.	5,100	40
*	TiVo Corp.	1,900	37
*	Blucora Inc.	3,300	37
^	CPI Card Group Inc.	6,100	37
*	XO Group Inc.	1,821	35
*	TechTarget Inc.	4,200	34
*	Lionbridge Technologies Inc.	5,700	28
*	Ultratech Inc.	1,107	26
*	Progress Software Corp.	900	24
*	Web.com Group Inc.	1,400	24

*	Angie’s List Inc.	2,300	23
*	Zix Corp.	5,500	23
*	CommerceHub Inc. Class A	1,350	21
*	SunEdison Semiconductor
	Ltd.	1,694	19
*	Orbotech Ltd.	600	18
*	Cavium Inc.	301	18
	Daktronics Inc.	1,600	15
*	Aspen Technology Inc.	300	14
*	A10 Networks Inc.	1,300	14
*	Nimble Storage Inc.	1,500	13
	Amphenol Corp. Class A	200	13
*	Ixia	1,000	12
*	VASCO Data Security
	International Inc.	700	12
*	Carbonite Inc.	778	12
*	Brightcove Inc.	900	12
*	ACI Worldwide Inc.	600	12
	CDK Global Inc.	200	11
	Cognex Corp.	200	11
*	Entegris Inc.	600	10
*	Bazaarvoice Inc.	1,700	10
*	NCR Corp.	300	10
	Jabil Circuit Inc.	400	9
*	comScore Inc.	279	9
*	SPS Commerce Inc.	100	7
*	ScanSource Inc.	200	7
*	Kemet Corp.	2,000	7
*	OSI Systems Inc.	100	7
*	Anixter International Inc.	100	6
	Plantronics Inc.	100	5
	Comtech
	Telecommunications Corp.	402	5
*	Wix.com Ltd.	110	5
*	Care.com Inc.	400	4
*	2U Inc.	100	4
	Convergys Corp.	100	3
	Brooks Automation Inc.	200	3
*	Ciber Inc.	1,744	2
*	Dell Technologies Inc -
	VMware Inc	18	1
			1,381,559
Materials (3.5%)
	Dow Chemical Co.	576,754	29,893
	Air Products & Chemicals
	Inc.	152,557	22,935
	LyondellBasell Industries
	NV Class A	271,236	21,878
	Avery Dennison Corp.	267,415	20,802
	Monsanto Co.	199,292	20,368
	Sealed Air Corp.	393,054	18,010
	Praxair Inc.	97,910	11,830
	International Paper Co.	225,646	10,827
	Nucor Corp.	188,969	9,345
	Mosaic Co.	323,760	7,919

24

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	PPG Industries Inc.	76,045	7,860
	EI du Pont de Nemours
	& Co.	97,200	6,510
	CF Industries Holdings Inc.	264,760	6,447
	Eastman Chemical Co.	77,671	5,257
	Vulcan Materials Co.	40,300	4,583
	Freeport-McMoRan Inc.	417,390	4,533
	Sherwin-Williams Co.	14,310	3,959
	Martin Marietta Materials
	Inc.	11,095	1,987
	Ecolab Inc.	15,166	1,846
	Graphic Packaging
	Holding Co.	124,300	1,739
	Newmont Mining Corp.	41,500	1,631
	FMC Corp.	31,166	1,507
	WR Grace & Co.	18,400	1,358
	International Flavors &
	Fragrances Inc.	8,848	1,265
	Celanese Corp. Class A	18,700	1,245
	Barrick Gold Corp.	64,900	1,150
*	Crown Holdings Inc.	12,600	719
	Ferroglobe plc	49,224	445
	SunCoke Energy Inc.	29,701	238
*	Louisiana-Pacific Corp.	12,100	228
	Reliance Steel &
	Aluminum Co.	2,900	209
	Southern Copper Corp.	7,000	184
*	Berry Plastics Group Inc.	4,100	180
*	Owens-Illinois Inc.	6,943	128
	Trinseo SA	2,100	119
*	Constellium NV Class A	15,400	111
*	Axalta Coating Systems Ltd.	3,751	106
	Steel Dynamics Inc.	4,100	102
	Agnico Eagle Mines Ltd.	1,596	86
	HB Fuller Co.	1,800	84
*	Boise Cascade Co.	3,200	81
	Mercer International Inc.	7,600	64
	Valspar Corp.	500	53
	Schweitzer-Mauduit
	International Inc.	1,200	46
	Orion Engineered
	Carbons SA	2,088	39
	Olympic Steel Inc.	1,700	38
*	Ryerson Holding Corp.	3,200	36
	Olin Corp.	1,500	31
*	TimkenSteel Corp.	2,600	27
*	Intrepid Potash Inc.	22,100	25
*	Coeur Mining Inc.	1,900	22
	Silgan Holdings Inc.	400	20
	KMG Chemicals Inc.	600	17
*	Headwaters Inc.	848	14
	PH Glatfelter Co.	640	14
*	GCP Applied Technologies Inc.	400	11
	Materion Corp.	299	9

*	Turquoise Hill Resources Ltd. 2,184		7
*	Flotek Industries Inc.	428	6
*	Cliffs Natural Resources Inc.	891	5
*	Ferro Corp.	95	1
			230,189
Other (0.2%)
	SPDR S&P 500 ETF Trust	51,072	11,047
*	Safeway Inc. CVR (Casa Ley)
	Exp. 01/30/2018	75,810	10
*	Safeway Inc. CVR (PDC)
	Exp. 01/30/2017	75,810	4
			11,061
Real Estate (3.4%)
	Macerich Co.	390,586	31,587
	Prologis Inc.	580,804	31,096
	Crown Castle
	International Corp.	208,958	19,686
	Public Storage	76,320	17,030
	HCP Inc.	422,612	16,038
	Host Hotels & Resorts Inc.	975,042	15,181
	Kimco Realty Corp.	514,630	14,899
	Equity Residential	184,799	11,888
	Welltower Inc.	111,838	8,362
	Simon Property Group Inc.	30,607	6,336
	Realty Income Corp.	94,198	6,305
	Weyerhaeuser Co.	177,745	5,677
	UDR Inc.	141,460	5,091
	Equity LifeStyle Properties
	Inc.	61,300	4,731
	Realogy Holdings Corp.	165,500	4,280
	General Growth
	Properties Inc.	135,330	3,735
	Federal Realty Investment
	Trust	22,920	3,528
	Digital Realty Trust Inc.	33,200	3,224
	Ventas Inc.	37,547	2,652
	SL Green Realty Corp.	23,700	2,562
	Iron Mountain Inc.	67,590	2,537
	Apartment Investment &
	Management Co.	54,620	2,508
	Retail Properties of
	America Inc.	94,400	1,586
*	Equity Commonwealth	48,900	1,478
	Boston Properties Inc.	8,562	1,167
	AvalonBay Communities Inc.	5,265	936
	Vornado Realty Trust	8,844	895
	Four Corners Property
	Trust Inc.	40,604	866
	Paramount Group Inc.	31,426	515
	Brixmor Property Group Inc.	16,200	450
	Columbia Property Trust Inc.	12,200	273
	Brandywine Realty Trust	14,100	220
	Spirit Realty Capital Inc.	13,800	184
	Care Capital Properties Inc.	5,500	157

25

Growth and Income Fund

			Market
			Value•
		Shares	($000)
	Forest City Realty Trust Inc.
	Class A	6,000	139
	Post Properties Inc.	1,765	117
	Outfront Media Inc.	4,700	111
	American Assets Trust Inc.	2,203	96
	Apple Hospitality REIT Inc.	3,100	57
	Ryman Hospitality
	Properties Inc.	1,000	48
	Sun Communities Inc.	600	47
	American Campus
	Communities Inc.	800	41
	InfraREIT Inc.	2,243	41
	CareTrust REIT Inc.	1,900	28
	Community Healthcare
	Trust Inc.	900	20
	WP Carey Inc.	300	19
	Empire State Realty Trust Inc.	819	17
	HFF Inc. Class A	600	17
	Taubman Centers Inc.	208	15
	Monogram Residential
	Trust Inc.	1,400	15
	Essex Property Trust Inc.	57	13
	Washington REIT	300	9
	Hospitality Properties Trust	300	9
	Parkway Properties Inc.	500	8
	National Health Investors Inc.	100	8
	Tier REIT Inc.	500	8
	Global Net Lease Inc.	400	3
	Kennedy-Wilson Holdings Inc.	98	2
			228,548
Telecommunication Services (2.4%)
	AT&T Inc.	1,880,099	76,351
	Verizon Communications
	Inc.	1,167,978	60,711
	CenturyLink Inc.	555,021	15,224
*	Level 3 Communications
	Inc.	158,100	7,333
	Frontier Communications
	Corp.	279,200	1,161
*	Zayo Group Holdings Inc.	21,800	648
*	SBA Communications
	Corp. Class A	5,500	617
*	Globalstar Inc.	71,000	86
	Telephone & Data
	Systems Inc.	1,347	37
*	United States Cellular Corp.	519	19
	Windstream Holdings Inc.	1,200	12
			162,199
Utilities (3.2%)
	American Electric Power
	Co. Inc.	303,996	19,520
	Entergy Corp.	248,922	19,100

FirstEnergy Corp.	531,374	17,578
NextEra Energy Inc.	138,920	16,993
NiSource Inc.	615,342	14,836
PPL Corp.	399,040	13,795
CenterPoint Energy Inc.	540,650	12,559
Sempra Energy	113,210	12,135
Southern Co.	217,910	11,179
Edison International	139,975	10,113
Ameren Corp.	199,749	9,824
Duke Energy Corp.	119,420	9,558
NRG Energy Inc.	845,735	9,481
PG&E Corp.	118,406	7,243
Pinnacle West Capital Corp.	75,076	5,705
Dominion Resources Inc.	74,984	5,569
DTE Energy Co.	38,990	3,652
Exelon Corp.	109,600	3,649
AES Corp.	202,831	2,606
Eversource Energy	42,355	2,295
SCANA Corp.	18,620	1,347
Public Service Enterprise
Group Inc.	25,430	1,065
Alliant Energy Corp.	21,700	831
Avangrid Inc.	8,700	363
Atlantic Power Corp.	99,700	246
Atmos Energy Corp.	2,695	201
WGL Holdings Inc.	2,820	177
NRG Yield Inc.	6,700	114
* Dynegy Inc.	6,900	85
Hawaiian Electric
Industries Inc.	2,800	84
ALLETE Inc.	1,301	77
Vectren Corp.	1,200	60
New Jersey Resources Corp.	1,700	56
Chesapeake Utilities Corp.	688	42
OGE Energy Corp.	1,300	41
Black Hills Corp.	600	37
PNM Resources Inc.	1,000	33
National Fuel Gas Co.	500	27
ONE Gas Inc.	300	18
MGE Energy Inc.	300	17
El Paso Electric Co.	300	14
Spire Inc.	200	13
Consolidated Edison Inc.	146	11
MDU Resources Group Inc.	400	10
		212,359
Total Common Stocks
(Cost $5,544,577)		6,489,698
Temporary Cash Investments (2.4%)[1]
Money Market Fund (2.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.640%	1,441,460	144,160

26

Growth and Income Fund

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
4 Federal Home Loan
Bank Discount Notes,
0.431%, 1/25/17	6,600	6,593
5 United States Treasury
Bill, 0.318%, 10/20/16	6,000	6,000
		12,593
Total Temporary Cash Investments
(Cost $156,733)		156,753
Total Investments (100.2%)
(Cost $5,701,310)		6,646,451

		Amount
		($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in VGI		511
Receivables for Investment Securities Sold 52,706
Receivables for Accrued Income		8,695
Receivables for Capital Shares Issued		2,310
Other Assets		853
Total Other Assets		65,075
Liabilities
Payables for Investment Securities
Purchased		(52,771)
Collateral for Securities on Loan		(8,671)
Payables to Investment Advisor		(1,523)
Payables for Capital Shares Redeemed		(3,173)
Payables to Vanguard		(11,730)
Other Liabilities		(5)
Total Liabilities		(77,873)
Net Assets (100%)		6,633,653

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,403,565
Undistributed Net Investment Income	27,778
Accumulated Net Realized Gains	255,837
Unrealized Appreciation (Depreciation)
Investment Securities	945,141
Futures Contracts	1,332
Net Assets	6,633,653

Investor Shares—Net Assets
Applicable to 66,447,343 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,801,145
Net Asset Value Per Share—
Investor Shares	$42.16

Admiral Shares—Net Assets
Applicable to 55,681,379 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,832,508
Net Asset Value Per Share—
Admiral Shares	$68.83

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,443,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $8,671,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $5,300,000 have been segregated as initial margin for open futures contracts.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	151,368
Interest[2]	719
Securities Lending—Net	311
Total Income	152,398
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,103
Performance Adjustment	(154)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	5,640
Management and Administrative—Admiral Shares	3,647
Marketing and Distribution—Investor Shares	503
Marketing and Distribution—Admiral Shares	260
Custodian Fees	227
Auditing Fees	41
Shareholders’ Reports—Investor Shares	70
Shareholders’ Reports—Admiral Shares	20
Trustees’ Fees and Expenses	9
Total Expenses	17,366
Net Investment Income	135,032
Realized Net Gain (Loss)
Investment Securities Sold[2]	298,854
Futures Contracts	17,101
Realized Net Gain (Loss)	315,955
Change in Unrealized Appreciation (Depreciation)
Investment Securities	409,832
Futures Contracts	3,760
Change in Unrealized Appreciation (Depreciation)	413,592
Net Increase (Decrease) in Net Assets Resulting from Operations	864,579
1 Dividends are net of foreign withholding taxes of $11,000.
2 Interest income and realized net gain (loss) from an affiliated company of the fund were $686,000 and ($3,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

28

Growth and Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135,032	109,469
Realized Net Gain (Loss)	315,955	348,167
Change in Unrealized Appreciation (Depreciation)	413,592	(438,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	864,579	19,444
Distributions
Net Investment Income
Investor Shares	(53,764)	(50,108)
Admiral Shares	(70,386)	(57,404)
Realized Capital Gain[1]
Investor Shares	(152,494)	(180,933)
Admiral Shares	(181,922)	(179,399)
Total Distributions	(458,566)	(467,844)
Capital Share Transactions
Investor Shares	(67,371)	(82,169)
Admiral Shares	427,504	501,641
Net Increase (Decrease) from Capital Share Transactions	360,133	419,472
Total Increase (Decrease)	766,146	(28,928)
Net Assets
Beginning of Period	5,867,507	5,896,435
End of Period[2]	6,633,653	5,867,507
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $65,407,000 and $830,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $27,778,000 and $16,881,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Growth and Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.55	$42.69	$36.02	$30.73	$23.86
Investment Operations
Net Investment Income	. 852.729		. 671	. 631	. 549
Net Realized and Unrealized Gain (Loss)
on Investments	4.813	(.541)	6.639	5.288	6.846
Total from Investment Operations	5.665	.188	7.310	5.919	7.395
Distributions
Dividends from Net Investment Income	(.790)	(.724)	(. 640)	(. 629)	(. 525)
Distributions from Realized Capital Gains	(2.265)	(2.604)	—	—	—
Total Distributions	(3.055)	(3.328)	(.640)	(.629)	(.525)
Net Asset Value, End of Period	$42.16	$39.55	$42.69	$36.02	$30.73

Total Return[1]	14.79%	0.22%	20.42%	19.54%	31.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,801	$2,691	$2,979	$2,869	$2,798
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.34%	0.37%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.70%	1.67%	1.90%	1.94%
Portfolio Turnover Rate	96%	116%	133%	109%	102%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.02%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Growth and Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$64.57	$69.71	$58.82	$50.18	$38.97
Investment Operations
Net Investment Income	1.466	1.272	1.176	1.097	.952
Net Realized and Unrealized Gain (Loss)
on Investments	7.855	(.897)	10.833	8.633	11.168
Total from Investment Operations	9.321	.375	12.009	9.730	12.120
Distributions
Dividends from Net Investment Income	(1.364)	(1.264)	(1.119)	(1.090)	(.910)
Distributions from Realized Capital Gains	(3.697)	(4.251)	—	—	—
Total Distributions	(5.061)	(5.515)	(1.119)	(1.090)	(.910)
Net Asset Value, End of Period	$68.83	$64.57	$69.71	$58.82	$50.18

Total Return[1]	14.91%	0.31%	20.55%	19.69%	31.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,833	$3,177	$2,917	$2,157	$1,591
Ratio of Total Expenses to
Average Net Assets[2]	0.23%	0.23%	0.26%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.81%	1.78%	2.00%	2.05%
Portfolio Turnover Rate	96%	116%	133%	109%	102%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.02%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

32

Growth and Income Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

33

Growth and Income Fund

B. The investment advisory firms D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of D. E. Shaw Investment Management, L.L.C., and Los Angeles Capital Management and Equity Research, Inc. are subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $1,425,000 for the year ended September 30, 2016.

For the year ended September 30, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.11% of the fund’s average net assets, before a decrease of $154,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $511,000, representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,489,684	—	14
Temporary Cash Investments	144,160	12,593	—
Futures Contracts—Assets[1]	688	—	—
Futures Contracts—Liabilities[1]	(5)	—	—
Total	6,634,527	12,593	14
1 Represents variation margin on the last day of the reporting period.

34

Growth and Income Fund

E. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	1,158	125,087	1,332

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2016, the fund realized gains on the sale of passive foreign investment companies of $15,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $16,714,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $52,319,000 of ordinary income and $256,251,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $5,713,802,000. Net unrealized appreciation of investment securities for tax purposes was $932,649,000, consisting of unrealized gains of $1,049,270,000 on securities that had risen in value since their purchase and $116,621,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2016, the fund purchased $5,951,721,000 of investment securities and sold $5,886,853,000 of investment securities, other than temporary cash investments.

35

Growth and Income Fund

H. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	230,757	5,725	316,336	7,469
Issued in Lieu of Cash Distributions	200,200	4,990	225,186	5,491
Redeemed	(498,328)	(12,298)	(623,691)	(14,720)
Net Increase (Decrease)—Investor Shares	(67,371)	(1,583)	(82,169)	(1,760)
Admiral Shares
Issued	543,550	8,207	646,610	9,344
Issued in Lieu of Cash Distributions	235,763	3,601	221,904	3,311
Redeemed	(351,809)	(5,325)	(366,873)	(5,305)
Net Increase (Decrease)—Admiral Shares	427,504	6,483	501,641	7,350

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

36

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Growth and Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Growth and Income Fund (constituting a separate portfolio of Vanguard Quantitative Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2016

Special 2016 tax information (unaudited) for Vanguard Growth and Income Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $284,987,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $131,874,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

37

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Growth and Income Fund Investor Shares
Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.79%	16.80%	6.64%
Returns After Taxes on Distributions	12.62	15.70	5.78
Returns After Taxes on Distributions and Sale of Fund Shares	9.63	13.49	5.27

38

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

39

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,062.16	$1.86
Admiral Shares	1,000.00	1,062.81	1.29
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.20	$1.82
Admiral Shares	1,000.00	1,023.75	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.36% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

40

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Growth and Income Fund has renewed the fund’s investment advisory arrangements with D. E. Shaw Investment Management, L.L.C. (DESIM), Los Angeles Capital Management and Equity Research, Inc. (LA Capital), and The Vanguard Group, Inc. (Vanguard), through its Quantitative Equity Group. The board determined that renewing the fund’s advisory arrangements was in the best interest of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each advisor’s investment management services provided to the fund since 2011, and took into account the organizational depth and stability of each advisor. The board considered the following:

DESIM. Founded in 2005, DESIM is a global investment management and technology development firm. The firm employs quantitative models that seek to capture predominantly “bottom-up” stock-specific return opportunities while aiming to control overall portfolio risk and characteristics, such as size, sector weights, and style, to be similar to those of the benchmark. The firm focuses on return drivers that it considers “idiosyncratic,” or those that other quantitative managers tend to overlook, and de-emphasizes the use of traditional factors such as value, growth, and momentum, as these factors are more subject to crowding from other quantitative managers. DESIM has managed a portion of the fund since 2011.

LA Capital. LA Capital was formed in 2002 from the equity portion of Wilshire Asset Management. The firm employs a controlled, dynamic investment model, gradually assigning new prices to key equity risks as market conditions evolve and investor preferences shift. The price of factor risk evolves over time in a way that can be captured in a model, similar to changes in cost of capital. The model uses more than 50 factors to actively weight stocks, including value, momentum, quality, sector, and market capitalization. The team applies statistical techniques to reduce noise in the factor returns and it looks for velocity and acceleration of the cleansed factor performance over the prior six months. LA Capital has managed a portion of the fund since 2011.

41

Vanguard. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 2011.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s investment performance since each advisor began managing the fund in 2011, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expense rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory expense rate.

The board did not consider profitability of DESIM and LA Capital in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for DESIM and LA Capital. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

42

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

43

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

44

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q930 112016

Annual Report | September 30, 2016

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Structured Large-Cap Equity Fund.	9
Structured Broad Market Fund.	25
About Your Fund’s Expenses.	43
Glossary.	45

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The Vanguard Structured Equity Funds trailed their benchmark returns for the 12 months ended September 30, 2016, but outperformed the average returns of their peer groups.

• Vanguard Structured Large-Cap Equity Fund returned more than 14%. It lagged its benchmark, the S&P 500 Index, by about 1 percentage point.

• Vanguard Structured Broad Market Fund returned nearly 12%, about 3 percentage points less than its benchmark, the Russell 3000 Index.

• In most cases, sector performance was positive in both funds but below that of the corresponding benchmark sectors. Information technology and real estate companies were among the funds’ strongest performers. Energy and health care were among both funds’ biggest relative detractors.

• On November 17, 2016, the board of trustees for the Structured Broad Market Fund and the Structured Large-Cap Equity Fund approved liquidation of each fund effective February 22, 2017. The funds are closed to new investors and new investments. See the Notes to Financial Statements for more information.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	14.36%
Institutional Plus Shares	14.42
S&P 500 Index	15.43
Large-Cap Core Funds Average	12.38
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Structured Broad Market Fund
Institutional Shares	11.60%
Institutional Plus Shares	11.66
Russell 3000 Index	14.96
Multi-Cap Core Funds Average	10.97
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Structured Large-Cap Equity Fund Institutional Shares	7.41%
S&P 500 Index	7.24
Large-Cap Core Funds Average	5.89
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Structured Broad Market Fund Institutional Shares (Returns since inception: 11/30/2006)	7.00%
Russell 3000 Index	6.88
Multi-Cap Core Funds Average	5.32
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard Structured Large-Cap Equity Fund returned 14.36% for Institutional Shares, underperforming its benchmark, the S&P 500 Index, by 1.07 percentage points. Vanguard Structured Broad Market Fund returned 11.60% for Institutional Shares, underperforming its benchmark, the Russell 3000 Index, by 3.36 percentage points.

U.S. equities produced strong returns for the 12 months but experienced above-average volatility during the first half of the period. This was reflected in the CBOE Market Volatility Index; the average VIX level was 18.72 during the first half, compared with 14.45 during the second half. The broad U.S. equity market, as represented by the Russell 3000 Index, was up 14.96%, small-capitalization stocks outperformed large-caps by 0.54 percentage point, and value-oriented stocks outpaced their growth counterparts by 2.74 percentage points.

Globally, the U.S. equity market continued to outperform international markets, while emerging markets outpaced developed markets. Within the broad U.S. equity market, all 11 sectors generated positive returns. Information technology, industrial, and consumer staples companies performed the strongest. Although results in telecommunication services, financials, and utilities were still positive, these sectors contributed the least to the broad market return.

Growth around the globe remains subdued. The U.S. economy grew at an annual rate of 0.8% in the first quarter of 2016 and 1.4% in the second. Positive contributions from personal consumption expenditures, exports, and nonresidential fixed investments were partly offset by declines in private inventory investment and residential fixed investment.

The International Monetary Fund estimated that the global economy grew at an annual rate of 2.9% over the first half of 2016, slightly weaker than in the second half of 2015. Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will remain uncertain for some time.

Commodity prices also partly recovered. After hitting a ten-year low in January 2016, oil prices rallied by 50% to $45 in August, mostly because of production outages. Nonfuel commodity prices also have increased, with metals prices rising 12% and agricultural commodity prices 9%.

Although it’s important to understand how overall performance is affected by these macroeconomic factors, our approach to investing focuses on specific fundamentals—not technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry group to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit five key characteristics: high quality––healthy balance sheets and steady cash-flow generation; effective use of capital––sound investment policies that favor internal over external funding; consistent earnings growth––the ability to grow earnings year after year; strong market sentiment––market confirmation of our view; and reasonable valuation––avoidance of overpriced stocks.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns, while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

Our portfolio focuses on the attractive stocks from our model that we expect will exhibit future outperformance over time. However, as with any investment management process, there will be periods when our model doesn’t perform as expected. Unfortunately, over the latest fiscal year, the stocks that outperformed had characteristics that our model doesn’t pursue. Although we are disappointed with the performance results, it’s important to remind our investors that we maintain our commitment through different market environments to stocks that have solid fundamentals and that we believe will outperform in the long run.

Among the components of our model, management decisions performed best and sentiment the worst for both the Structured Large-Cap Fund and the Structured Broad Market Fund. We always maintain a positive view on each of our five submodels, but we recently introduced a dynamic weighting process that shifts their relative importance through time. This process successfully underweighted the sentiment component and increased the weight of the management decisions component, which mitigated our under-performance over the period.

Performance was inconsistent across sectors. The Structured Large-Cap Fund produced positive stock selection results in four of the 11 sectors in the benchmark, benefiting the most from strong selection in financials, information technology, and real estate. Our selection was weak in energy, health care, and industrials. The Structured Broad Market Fund produced positive stock selection results in two sectors, real estate and IT; energy, financials, and health care were among the biggest laggards.

Structured Large-Cap Fund

At the individual stock level, overweight positions in NVIDIA (+181%) and Navient (+35%) contributed significantly. And relative to the benchmark, we benefited from underweighting or avoiding poorly performing stocks such as Wells Fargo (–11%) and American Express (–12%).

Unfortunately, we were not able to avoid all poor performers. Overweight positions in Gilead Sciences (–18%) and Ensco (–26%) detracted from results. Underweighting companies that the fundamentals in our model did not positively identify, such as Chevron (+36%) and UnitedHealth Group (+23%), hurt overall performance relative to our benchmark.

Structured Broad Market Fund

At the individual stock level, overweight positions in Advanced Micro Devices (+301%), Cirrus Logic (+68%) and CoreSite Realty (+48%) helped significantly. We also benefited from underweighting or avoiding poorly performing stocks such as Cognizant Technology Solutions (–23%) and CVS Health (–6%).

Overweight positions in Teekay Tankers (–60%), Santander Consumer USA Holdings (–40%), and Infinity Pharmaceuticals (–82%) significantly hurt relative results. Underweighting companies that the fundamentals in our model did not positively identify, such as Spectra Energy (+71%) and Medtronic (+32%), further reduced performance relative to our benchmark.

We believe that the Structured Large-Cap Equity and Structured Broad Market Funds offer a strong mix of stocks with attractive valuations and growth characteristics relative to their benchmarks. Although we recognize that risk can reward or punish us in the near term, we continue to believe that constructing a portfolio that emphasizes the key fundamentals within our model will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Anatoly Shtekhman, CFA

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

October 20, 2016

Structured Large-Cap Equity Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.20%	0.16%
30-Day SEC Yield	1.85%	1.89%

Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	171	505	3,850
Median Market Cap	$30.4B	$81.0B	$51.8B
Price/Earnings Ratio	17.7x	22.2x	23.7x
Price/Book Ratio	2.7x	2.9x	2.8x
Return on Equity	17.0%	17.5%	16.6%
Earnings Growth
Rate	8.5%	7.3%	7.6%
Dividend Yield	2.2%	2.1%	2.0%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	67%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.98	0.98
Beta	1.00	0.98
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.7%
Johnson & Johnson	Pharmaceuticals	2.2
Alphabet Inc.	Internet Software &
	Services	2.2
General Electric Co.	Industrial
	Conglomerates	1.9
Microsoft Corp.	Systems Software	1.9
Exxon Mobil Corp.	Integrated Oil & Gas	1.4
JPMorgan Chase & Co.	Diversified Banks	1.3
Citigroup Inc.	Diversified Banks	1.3
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.2
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.2
Top Ten		17.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016. For the fiscal year ended September 30, 2016, the expense ratios were
0.20% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	12.5%	12.5%	12.8%
Consumer Staples	9.8	9.9	8.7
Energy	7.3	7.3	6.7
Financials	12.9	12.8	13.3
Health Care	14.7	14.7	14.2
Industrials	9.8	9.7	10.3
Information
Technology	21.3	21.2	20.7
Materials	2.9	2.9	3.3
Real Estate	3.0	3.1	4.3
Telecommunication
Services	2.6	2.6	2.4
Utilities	3.2	3.3	3.3

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $5,000,000
		Year	Years	Years	Investment
	Structured Large-Cap Equity
	Fund*Institutional Shares	14.36%	17.29%	7.41%	$10,219,455
••••••••	S&P 500 Index	15.43	16.37	7.24	10,056,827
– – – –	Large-Cap Core Funds Average	12.38	14.49	5.89	8,865,689
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	10,296,052
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $200,000,000
	Year	Years	Years	Investment
Structured Large-Cap Equity Fund Institutional
Plus Shares	14.42%	17.36%	7.49%	$411,718,229
S&P 500 Index	15.43	16.37	7.24	354,627,557
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	411,842,079

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

Structured Large-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.5%)
*	Amazon.com Inc.	7,984	6,685
	Target Corp.	58,114	3,991
	Omnicom Group Inc.	41,668	3,542
	Ford Motor Co.	291,975	3,524
	Best Buy Co. Inc.	88,570	3,382
^	Nordstrom Inc.	63,293	3,284
	Carnival Corp.	66,953	3,269
	Marriott International Inc.
	Class A	47,108	3,172
*	Discovery Communications
	Inc. Class A	117,742	3,170
	Kohl’s Corp.	70,400	3,080
	TEGNA Inc.	140,239	3,066
	Darden Restaurants Inc.	49,972	3,064
*	Urban Outfitters Inc.	87,895	3,034
*	O’Reilly Automotive Inc.	10,799	3,025
*	Michael Kors Holdings Ltd.	62,929	2,944
	Leggett & Platt Inc.	62,779	2,861
	Gap Inc.	125,900	2,800
	News Corp. Class B	174,800	2,486
	Home Depot Inc.	17,444	2,245
	Whirlpool Corp.	12,300	1,994
	Comcast Corp. Class A	28,383	1,883
	Goodyear Tire & Rubber Co.	47,911	1,547
	Walt Disney Co.	15,234	1,415
	CBS Corp. Class B	13,039	714
	News Corp. Class A	44,600	623
	McDonald’s Corp.	2,085	240
	Foot Locker Inc.	974	66
			71,106
Consumer Staples (9.7%)
	Wal-Mart Stores Inc.	86,143	6,213
	Altria Group Inc.	89,704	5,672
^	Procter & Gamble Co.	48,779	4,378
	Kimberly-Clark Corp.	32,898	4,150
	General Mills Inc.	61,314	3,917

	Tyson Foods Inc. Class A	51,089	3,815
	ConAgra Foods Inc.	77,316	3,642
	Sysco Corp.	70,750	3,467
	Colgate-Palmolive Co.	41,875	3,104
	Campbell Soup Co.	55,947	3,060
	JM Smucker Co.	22,117	2,998
	Dr Pepper Snapple
	Group Inc.	29,167	2,663
	Kroger Co.	77,842	2,310
	Coca-Cola Co.	52,614	2,227
	PepsiCo Inc.	18,192	1,979
	Philip Morris
	International Inc.	17,441	1,696
	CVS Health Corp.	2,002	178
			55,469
Energy (7.3%)
	Exxon Mobil Corp.	92,630	8,085
	Apache Corp.	62,892	4,017
	Devon Energy Corp.	80,382	3,546
	ONEOK Inc.	68,800	3,536
	Cimarex Energy Co.	24,100	3,238
	Diamond Offshore
	Drilling Inc.	180,787	3,184
*	Southwestern Energy Co.	218,623	3,026
*	Newfield Exploration Co.	69,495	3,020
	Chevron Corp.	28,178	2,900
*	Transocean Ltd.	264,067	2,815
	Ensco plc Class A	251,615	2,139
	Valero Energy Corp.	21,949	1,163
	Tesoro Corp.	6,202	493
	Schlumberger Ltd.	4,402	346
			41,508
Financials (12.9%)
	JPMorgan Chase & Co.	113,219	7,539
	Citigroup Inc.	152,705	7,212
*	Berkshire Hathaway Inc.
	Class B	36,705	5,303
	American Express Co.	67,000	4,291

Structured Large-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Prudential Financial Inc.	52,106	4,254
	Travelers Cos. Inc.	34,795	3,986
	Capital One Financial Corp.	53,000	3,807
	Aflac Inc.	52,362	3,763
	Bank of New York
	Mellon Corp.	90,609	3,613
	Discover Financial Services	62,575	3,539
	Wells Fargo & Co.	79,782	3,533
	Regions Financial Corp.	349,264	3,447
	Ameriprise Financial Inc.	33,860	3,378
	Bank of America Corp.	215,673	3,375
	Navient Corp.	224,942	3,255
	Unum Group	91,405	3,228
	Fifth Third Bancorp	152,345	3,117
	SunTrust Banks Inc.	59,646	2,612
	Assurant Inc.	646	60
			73,312
Health Care (14.7%)
	Johnson & Johnson	107,502	12,699
	Amgen Inc.	35,850	5,980
	Eli Lilly & Co.	65,287	5,240
	Bristol-Myers Squibb Co.	95,990	5,176
*	Express Scripts Holding Co.	58,288	4,111
	Baxter International Inc.	79,637	3,791
	Merck & Co. Inc.	59,556	3,717
*	HCA Holdings Inc.	46,370	3,507
	Anthem Inc.	27,206	3,409
	Zoetis Inc.	65,272	3,395
*	Hologic Inc.	86,943	3,376
*	Mettler-Toledo
	International Inc.	8,000	3,359
	Pfizer Inc.	97,712	3,309
	Agilent Technologies Inc.	69,923	3,293
	AmerisourceBergen Corp.
	Class A	40,036	3,234
	CR Bard Inc.	13,812	3,098
	PerkinElmer Inc.	53,617	3,008
	McKesson Corp.	16,397	2,734
	Gilead Sciences Inc.	25,124	1,988
	Aetna Inc.	12,657	1,461
	UnitedHealth Group Inc.	7,680	1,075
	Thermo Fisher Scientific Inc.	6,473	1,030
	Medtronic plc	7,520	650
*	Biogen Inc.	2,037	638
	AbbVie Inc.	3,749	236
			83,514
Industrials (9.8%)
	General Electric Co.	374,822	11,102
	Delta Air Lines Inc.	101,190	3,983
	Northrop Grumman Corp.	17,047	3,647
	Ingersoll-Rand plc	51,800	3,519
*	Quanta Services Inc.	123,746	3,464
	Southwest Airlines Co.	89,030	3,462
	Stanley Black & Decker Inc.	27,891	3,430

	L-3 Communications
	Holdings Inc.	22,096	3,331
*	United Rentals Inc.	40,921	3,212
	Masco Corp.	92,543	3,175
	Alaska Air Group Inc.	48,143	3,171
	Dun & Bradstreet Corp.	22,000	3,006
	PACCAR Inc.	46,800	2,751
	Rockwell Automation Inc.	17,200	2,104
	Expeditors International
	of Washington Inc.	24,600	1,267
	Pitney Bowes Inc.	29,745	540
*	Jacobs Engineering
	Group Inc.	7,650	396
	3M Co.	1,400	247
			55,807
Information Technology (21.2%)
	Apple Inc.	137,309	15,523
	Microsoft Corp.	184,842	10,647
*	Alphabet Inc. Class A	10,509	8,450
*	Facebook Inc. Class A	45,581	5,847
	Accenture plc Class A	44,219	5,402
	NVIDIA Corp.	64,802	4,440
	Applied Materials Inc.	137,700	4,152
	Texas Instruments Inc.	59,085	4,147
	HP Inc.	266,990	4,146
*	Alphabet Inc. Class C	5,135	3,991
*	eBay Inc.	119,000	3,915
	Intuit Inc.	35,237	3,876
	Seagate Technology plc	94,401	3,639
	Lam Research Corp.	36,839	3,489
*	Fiserv Inc.	34,150	3,397
*	Citrix Systems Inc.	39,725	3,385
	Western Union Co.	161,793	3,369
	Symantec Corp.	132,000	3,313
*	F5 Networks Inc.	26,577	3,313
	Xerox Corp.	317,278	3,214
*	Teradata Corp.	102,160	3,167
	CSRA Inc.	117,010	3,148
	Computer Sciences Corp.	50,400	2,631
	Hewlett Packard
	Enterprise Co.	97,870	2,227
	Intel Corp.	55,968	2,113
	Visa Inc. Class A	21,512	1,779
	Cisco Systems Inc.	50,378	1,598
	International Business
	Machines Corp.	7,312	1,161
	Oracle Corp.	23,888	938
*	Electronic Arts Inc.	5,527	472
			120,889
Materials (2.9%)
	Dow Chemical Co.	90,421	4,687
	LyondellBasell Industries
	NV Class A	48,629	3,922
	Nucor Corp.	68,900	3,407

Structured Large-Cap Equity Fund

		Market
		Value•
	Shares	($000)
Avery Dennison Corp.	42,271	3,288
International Paper Co.	18,934	908
Sherwin-Williams Co.	1,115	309
		16,521
Real Estate (2.9%)
Crown Castle
International Corp.	38,109	3,590
Prologis Inc.	64,743	3,466
HCP Inc.	87,000	3,302
Macerich Co.	39,355	3,182
Host Hotels & Resorts Inc.	194,134	3,023
Realty Income Corp.	2,730	183
		16,746
Telecommunication Services (2.6%)
Verizon
Communications Inc.	133,662	6,948
AT&T Inc.	117,056	4,753
CenturyLink Inc.	116,765	3,203
		14,904
Utilities (3.2%)
PPL Corp.	95,824	3,313
Entergy Corp.	41,720	3,201
FirstEnergy Corp.	96,528	3,193
Edison International	44,061	3,183
NiSource Inc.	128,629	3,101
AES Corp.	186,500	2,397
		18,388
Total Common Stocks
(Cost $471,397)		568,164
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.640%	17,737	1,774

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.511%, 10/12/16	100	100
[4,5] Federal Home Loan
Bank Discount Notes,
0.471%, 10/19/16	100	100
		200
Total Temporary Cash Investments
(Cost $1,973)		1,974
Total Investments (100.1%)
(Cost $473,370)		570,138

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investments in Vanguard	44
Receivables for Investment Securities Sold	307
Receivables for Accrued Income	720
Other Assets	18
Total Other Assets	1,089
Liabilities
Payables for Investment Securities
Purchased	(1)
Collateral for Securities on Loan	(993)
Payables for Capital Shares Redeemed	(5)
Payables to Vanguard	(512)
Other Liabilities	(1)
Total Liabilities	(1,512)
Net Assets (100%)	569,715

Structured Large-Cap Equity Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	443,038
Undistributed Net Investment Income	7,687
Accumulated Net Realized Gains	22,214
Unrealized Appreciation (Depreciation)
Investment Securities	96,768
Futures Contracts	8
Net Assets	569,715

Institutional Shares—Net Assets
Applicable to 2,179,041 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	90,367
Net Asset Value Per Share—
Institutional Shares	$41.47

Institutional Plus Shares—Net Assets
Applicable to 5,837,263 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	479,348
Net Asset Value Per Share—
Institutional Plus Shares	$82.12

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $977,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $993,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends	12,682
Interest[1]	8
Securities Lending—Net	62
Total Income	12,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	507
Management and Administrative—Institutional Shares	83
Management and Administrative—Institutional Plus Shares	276
Marketing and Distribution—Institutional Shares	3
Marketing and Distribution—Institutional Plus Shares	5
Custodian Fees	12
Auditing Fees	36
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—Institutional Plus Shares	—
Total Expenses	924
Net Investment Income	11,828
Realized Net Gain (Loss)
Investment Securities Sold[1]	24,594
Futures Contracts	183
Realized Net Gain (Loss)	24,777
Change in Unrealized Appreciation (Depreciation)
Investment Securities	37,510
Futures Contracts	24
Change in Unrealized Appreciation (Depreciation)	37,534
Net Increase (Decrease) in Net Assets Resulting from Operations	74,139
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $6,000 and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,828	11,535
Realized Net Gain (Loss)	24,777	101,772
Change in Unrealized Appreciation (Depreciation)	37,534	(100,461)
Net Increase (Decrease) in Net Assets Resulting from Operations	74,139	12,846
Distributions
Net Investment Income
Institutional Shares	(1,885)	(1,797)
Institutional Plus Shares	(10,088)	(11,950)
Realized Capital Gain
Institutional Shares	(3,050)	—
Institutional Plus Shares	(16,098)	—
Total Distributions	(31,121)	(13,747)
Capital Share Transactions
Institutional Shares	(3,614)	31,286
Institutional Plus Shares	(14,485)	(223,798)
Net Increase (Decrease) from Capital Share Transactions	(18,099)	(192,512)
Total Increase (Decrease)	24,919	(193,413)
Net Assets
Beginning of Period	544,796	738,209
End of Period[1]	569,715	544,796
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $7,687,000 and $7,832,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$38.29	$38.88	$32.42	$27.83	$21.49
Investment Operations
Net Investment Income	. 838	.773[1]	.710	.618	.531
Net Realized and Unrealized Gain (Loss)
on Investments	4.523	(.355)	6.363	4.542	6.306
Total from Investment Operations	5.361	.418	7.073	5.160	6.837
Distributions
Dividends from Net Investment Income	(. 833)	(1.008)	(. 613)	(. 570)	(. 497)
Distributions from Realized Capital Gains	(1.348)	—	—	—	—
Total Distributions	(2.181)	(1.008)	(.613)	(.570)	(.497)
Net Asset Value, End of Period	$41.47	$38.29	$38.88	$32.42	$27.83

Total Return	14.36%	1.03%	22.08%	18.93%	32.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$87	$58	$52	$15
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.93%	1.86%	2.09%	2.10%
Portfolio Turnover Rate	67%	73%	68%	62%	64%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$75.80	$76.94	$64.10	$55.02	$42.48
Investment Operations
Net Investment Income	1.691	1.550[1]	1.455	1.207	1.084
Net Realized and Unrealized Gain (Loss)
on Investments	8.969	(.703)	12.586	9.037	12.466
Total from Investment Operations	10.660	.847	14.041	10.244	13.550
Distributions
Dividends from Net Investment Income	(1.672)	(1.987)	(1.201)	(1.164)	(1.010)
Distributions from Realized Capital Gains	(2.668)	—	—	—	—
Total Distributions	(4.340)	(1.987)	(1.201)	(1.164)	(1.010)
Net Asset Value, End of Period	$82.12	$75.80	$76.94	$64.10	$55.02

Total Return	14.42%	1.05%	22.17%	19.02%	32.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$479	$458	$680	$612	$497
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.14%	1.97%	1.93%	2.16%	2.17%
Portfolio Turnover Rate	67%	73%	68%	62%	64%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Large-Cap Equity Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Large-Cap Equity Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $44,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	568,164	—	—
Temporary Cash Investments	1,774	200	—
Futures Contracts—Assets[1]	9	—	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	569,946	200	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	14	1,512	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Large-Cap Equity Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2016, the fund had $8,121,000 of ordinary income and $22,213,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $473,370,000. Net unrealized appreciation of investment securities for tax purposes was $96,768,000, consisting of unrealized gains of $106,308,000 on securities that had risen in value since their purchase and $9,540,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $372,615,000 of investment securities and sold $410,392,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	7,965	203	83,381	2,068
Issued in Lieu of Cash Distributions	3,786	97	1,272	33
Redeemed	(15,365)	(389)	(53,367)	(1,328)
Net Increase (Decrease)—Institutional Shares	(3,614)	(89)	31,286	773
Institutional Plus Shares
Issued	828	10	2,279	28
Issued in Lieu of Cash Distributions	16,131	209	—	—
Redeemed	(31,444)	(423)	(226,077)	(2,825)
Net Increase (Decrease)—Institutional Plus Shares	(14,485)	(204)	(223,798)	(2,797)

At September 30, 2016, one shareholder was the record or beneficial owner of 84% of the fund’s net assets. In October 2016, such shareholder redeemed $476,000,000 (84% of the fund’s net assets on the redemption date) from the fund. After the redemption, a separate shareholder became the record or beneficial owner of 43% of the fund’s post redemption net assets. If that shareholder were to redeem its investment in the fund, the redemption may result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the fund’s ordinary income and long-term capital gains.

H. On November 17, 2016, the board of trustees approved the liquidation and dissolution of the fund. In light of the pending liquidation, the fund intends to declare and pay its calendar-year-end distribution earlier than scheduled; such distribution will consist primarily of the ordinary income and long-term capital gains available for distribution at September 30, 2016 (as discussed in Note E).

Management has determined that no other material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.20%	0.16%
30-Day SEC Yield	1.91%	1.90%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	213	2,955	3,850
Median Market Cap	$23.3B	$53.8B	$51.8B
Price/Earnings Ratio	17.7x	23.6x	23.7x
Price/Book Ratio	2.5x	2.8x	2.8x
Return on Equity	16.0%	16.6%	16.6%
Earnings Growth
Rate	9.6%	7.6%	7.6%
Dividend Yield	2.2%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	78%	—	—
Short-Term
Reserves	0.0%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.97	0.97
Beta	0.99	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alphabet Inc.	Internet Software &
	Services	2.4%
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.2
Exxon Mobil Corp.	Integrated Oil & Gas	2.0
Johnson & Johnson	Pharmaceuticals	2.0
General Electric Co.	Industrial
	Conglomerates	1.7
JPMorgan Chase & Co.	Diversified Banks	1.6
Microsoft Corp.	Systems Software	1.4
Merck & Co. Inc.	Pharmaceuticals	1.3
Verizon Communications Integrated
Inc.	Telecommunication
	Services	1.3
Bank of America Corp.	Diversified Banks	1.3
Top Ten		17.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2016. For the fiscal year ended September 30, 2016, the expense ratios were 0.20% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Broad Market Fund

Sector Diversification (% of equity exposure)
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	12.7%	12.8%	12.8%
Consumer Staples	8.8	8.8	8.7
Energy	6.8	6.7	6.7
Financials	13.4	13.4	13.3
Health Care	14.2	14.1	14.2
Industrials	10.2	10.3	10.3
Information
Technology	20.6	20.6	20.7
Materials	3.3	3.3	3.3
Real Estate	4.3	4.3	4.3
Telecommunication
Services	2.4	2.4	2.4
Utilities	3.3	3.3	3.3

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2006, Through September 30, 2016
Initial Investment of $5,000,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
				Since	Final Value
		One	Five	Inception	of a $5,000,000
		Year	Years	(11/30/2006)	Investment
	Structured Broad Market
	Fund*Institutional Shares	11.60%	17.54%	7.00%	$9,724,072
••••••••	Russell 3000 Index	14.96	16.36	6.88	9,618,582
– – – –	Multi-Cap Core Funds Average	10.97	13.82	5.32	8,324,917
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	6.99	9,716,287
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

				Final Value
	One	Five	Ten	of a $200,000,000
	Year	Years	Years	Investment
Structured Broad Market Fund Institutional
Plus Shares	11.66%	17.61%	7.58%	$415,359,978
Russell 3000 Index	14.96	16.36	7.37	352,034,495
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	411,842,079

The fund commenced operations as a registered investment company on October 3, 2006. The fund's performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from September 30, 2005, to October 3, 2006.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Fiscal-Year Total Returns (%): November 30, 2006, Through September 30, 2016

Structured Broad Market Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)[1]
Consumer Discretionary (12.7%)
	Home Depot Inc.	41,891	5,391
*	Amazon.com Inc.	5,370	4,496
	Target Corp.	45,617	3,133
	Lear Corp.	20,854	2,528
^	Nordstrom Inc.	47,379	2,458
	Marriott International Inc.
	Class A	35,834	2,413
	Darden Restaurants Inc.	39,339	2,412
*	Michael Kors Holdings Ltd.	51,417	2,406
*	Liberty SiriusXM Group
	Class A	70,782	2,405
*	Smith & Wesson
	Holding Corp.	89,580	2,382
	News Corp. Class B	164,695	2,342
	International Game
	Technology plc	95,562	2,330
	Big Lots Inc.	46,997	2,244
	Comcast Corp. Class A	33,587	2,228
	Children’s Place Inc.	26,600	2,125
	Omnicom Group Inc.	24,568	2,088
	Lowe’s Cos. Inc.	27,712	2,001
	Carnival Corp.	39,689	1,938
	Regal Entertainment
	Group Class A	59,517	1,294
*	Discovery Communications
	Inc. Class A	42,120	1,134
*	Cooper-Standard Holding Inc.	8,548	845
	Ford Motor Co.	68,992	833
	Sturm Ruger & Co. Inc.	13,039	753
	Walt Disney Co.	7,553	701
	Whirlpool Corp.	2,470	401
*	American Axle
	& Manufacturing
	Holdings Inc.	20,677	356
	PVH Corp.	3,207	354
	Rent-A-Center Inc.	21,762	275
	Leggett & Platt Inc.	5,539	252
			54,518

Consumer Staples (8.8%)
	Altria Group Inc.	73,593	4,653
	Wal-Mart Stores Inc.	60,842	4,388
	ConAgra Foods Inc.	62,127	2,927
	Sysco Corp.	56,868	2,787
	PepsiCo Inc.	25,569	2,781
	Tyson Foods Inc. Class A	36,054	2,692
	Energizer Holdings Inc.	50,295	2,513
^	Procter & Gamble Co.	26,067	2,340
	Dean Foods Co.	142,120	2,331
	Philip Morris
	International Inc.	23,057	2,242
*	Herbalife Ltd.	35,398	2,194
	JM Smucker Co.	16,171	2,192
	Coca-Cola Co.	23,046	975
	SpartanNash Co.	21,408	619
	Universal Corp.	7,338	427
^	Natural Health Trends Corp.	14,014	396
	Kimberly-Clark Corp.	2,883	364
	Ingles Markets Inc.
	Class A	8,326	329
*	USANA Health
	Sciences Inc.	2,235	309
*	National Beverage Corp.	5,400	238
			37,697
Energy (6.7%)
	Exxon Mobil Corp.	100,417	8,764
	Apache Corp.	40,244	2,570
*	Newfield Exploration Co.	58,648	2,549
	Rowan Cos. plc
	Class A	162,224	2,459
^	Ship Finance
	International Ltd.	160,092	2,358
	Ensco plc Class A	244,125	2,075
	Tesoro Corp.	19,133	1,522
	Chevron Corp.	13,976	1,439
	Valero Energy Corp.	26,740	1,417
	Energen Corp.	15,278	882
	Devon Energy Corp.	19,733	871
^,*	EP Energy Corp. Class A	177,337	777
	DHT Holdings Inc.	105,103	440

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
*	Denbury Resources Inc.	88,292	285
	Baker Hughes Inc.	5,110	258
	Diamond Offshore
	Drilling Inc.	14,187	250
			28,916
Financials (13.3%)
	JPMorgan Chase & Co.	103,714	6,906
	Bank of America Corp.	347,012	5,431
	Citigroup Inc.	105,772	4,996
	American Express Co.	51,626	3,306
*	Berkshire Hathaway Inc.
	Class B	20,912	3,021
	Travelers Cos. Inc.	25,852	2,961
	Aflac Inc.	39,776	2,859
	Discover Financial Services	48,619	2,749
	Ameriprise Financial Inc.	26,662	2,660
	Navient Corp.	173,388	2,509
	MSCI Inc. Class A	28,859	2,422
	Universal Insurance
	Holdings Inc.	95,617	2,410
	SunTrust Banks Inc.	51,210	2,243
	Prudential Financial Inc.	26,309	2,148
	Wells Fargo & Co.	46,412	2,055
	Assured Guaranty Ltd.	54,111	1,502
	Fifth Third Bancorp	63,170	1,292
	Bank of New York
	Mellon Corp.	28,307	1,129
*	KCG Holdings Inc.
	Class A	60,557	940
	Regions Financial Corp.	83,159	821
	Nelnet Inc. Class A	17,728	716
*	Walker & Dunlop Inc.	22,723	574
	Ally Financial Inc.	29,000	565
	Capital One Financial Corp.	5,712	410
*	Flagstar Bancorp Inc.	9,784	272
	Marsh & McLennan
	Cos. Inc.	3,230	217
			57,114
Health Care (14.1%)
	Johnson & Johnson	71,358	8,430
	Merck & Co. Inc.	89,421	5,581
	Amgen Inc.	25,951	4,329
	Bristol-Myers Squibb Co.	73,220	3,948
	Eli Lilly & Co.	47,514	3,814
*	Express Scripts Holding Co.	44,745	3,156
	Aetna Inc.	26,577	3,068
	Anthem Inc.	23,503	2,945
	Baxter International Inc.	58,537	2,786
*	HCA Holdings Inc.	36,745	2,779
	AmerisourceBergen Corp.
	Class A	31,396	2,536
*	WellCare Health Plans Inc.	21,023	2,462
	Pfizer Inc.	71,948	2,437
*	PRA Health Sciences Inc.	42,331	2,392
*	INC Research Holdings Inc.
	Class A	53,058	2,365

*	Charles River Laboratories
	International Inc.	25,398	2,117
	McKesson Corp.	9,990	1,666
*	Five Prime Therapeutics Inc.	23,700	1,244
*	Hologic Inc.	22,278	865
*	Quintiles Transnational
	Holdings Inc.	8,922	723
*	Healthways Inc.	19,136	506
	UnitedHealth Group Inc.	2,516	352
	Medtronic plc	2,617	226
			60,727
Industrials (10.1%)
	General Electric Co.	251,564	7,451
	L-3 Communications
	Holdings Inc.	16,844	2,539
	Masco Corp.	73,831	2,533
	Huntington Ingalls
	Industries Inc.	15,894	2,438
	Owens Corning	45,549	2,432
	Global Brass & Copper
	Holdings Inc.	83,259	2,405
	Quad/Graphics Inc.	89,424	2,389
	BWX Technologies Inc.	61,630	2,365
	Insteel Industries Inc.	65,173	2,362
*	Wabash National Corp.	164,082	2,337
*	Hawaiian Holdings Inc.	47,506	2,309
	Delta Air Lines Inc.	54,472	2,144
	SkyWest Inc.	79,548	2,101
*	United Rentals Inc.	25,741	2,020
	Alaska Air Group Inc.	24,960	1,644
*	Spirit AeroSystems
	Holdings Inc. Class A	33,187	1,478
*	ACCO Brands Corp.	65,835	635
	Southwest Airlines Co.	11,383	443
	Herman Miller Inc.	12,953	370
	Insperity Inc.	4,482	326
	Ennis Inc.	16,006	270
	Briggs & Stratton Corp.	13,098	244
	General Cable Corp.	14,997	225
			43,460
Information Technology (20.5%)
	Apple Inc.	84,335	9,534
*	Alphabet Inc. Class A	8,410	6,762
	Microsoft Corp.	105,293	6,065
	Accenture plc Class A	32,128	3,925
*	Alphabet Inc. Class C	4,406	3,425
*	Facebook Inc. Class A	25,606	3,284
	NVIDIA Corp.	45,627	3,126
	HP Inc.	187,013	2,904
*	Advanced Micro
	Devices Inc.	379,453	2,622
	Computer Sciences Corp.	47,614	2,486
	Booz Allen Hamilton
	Holding Corp. Class A	76,569	2,420
*	GoDaddy Inc. Class A	69,624	2,404
*	Manhattan Associates Inc.	41,514	2,392

Structured Broad Market Fund

			Market
			Value•
		Shares	($000)
	EarthLink Holdings Corp.	381,214	2,364
*	Extreme Networks Inc.	523,510	2,351
	SYNNEX Corp.	20,564	2,347
*	Sykes Enterprises Inc.	82,881	2,331
	CSG Systems
	International Inc.	56,351	2,329
*	MaxLinear Inc.	111,124	2,253
	International Business
	Machines Corp.	13,419	2,132
	CSRA Inc.	66,042	1,777
	CDW Corp.	35,867	1,640
	Texas Instruments Inc.	22,906	1,608
*	First Data Corp. Class A	116,556	1,534
*	Aspen Technology Inc.	32,749	1,532
*	Cirrus Logic Inc.	27,151	1,443
^	Leidos Holdings Inc.	30,683	1,328
*	Wix.com Ltd.	26,000	1,129
	Intel Corp.	29,439	1,111
*	Teradata Corp.	35,694	1,107
*	Sigma Designs Inc.	117,383	914
*	NCR Corp.	25,763	829
	Visa Inc. Class A	10,025	829
*	TTM Technologies Inc.	71,883	823
	Cisco Systems Inc.	23,383	742
*	Tech Data Corp.	5,733	486
	Intuit Inc.	4,293	472
*	eBay Inc.	11,927	392
*	NeoPhotonics Corp.	23,471	384
	Science Applications
	International Corp.	3,954	274
	Oracle Corp.	5,406	212
			88,022
Materials (3.3%)
	Steel Dynamics Inc.	97,575	2,438
	Trinseo SA	42,682	2,414
	Commercial Metals Co.	146,662	2,375
*	AK Steel Holding Corp.	462,216	2,233
	Rayonier Advanced
	Materials Inc.	114,827	1,535
	Dow Chemical Co.	16,291	844
	LyondellBasell Industries
	NV Class A	9,526	768
*	Coeur Mining Inc.	60,189	712
*	Ryerson Holding Corp.	44,046	497
	Cabot Corp.	6,059	318
			14,134
Real Estate (4.3%)
	Hospitality Properties Trust	81,317	2,417
	CBL & Associates
	Properties Inc.	187,421	2,275
	Government Properties
	Income Trust	99,530	2,251
	DuPont Fabros
	Technology Inc.	54,569	2,251

Select Income REIT	80,121	2,155
Lexington Realty Trust	156,828	1,615
Senior Housing
Properties Trust	67,818	1,540
Washington Prime
Group Inc.	86,496	1,071
WP Carey Inc.	11,744	758
Apple Hospitality REIT Inc.	35,845	663
Communications Sales
& Leasing Inc.	13,207	415
VEREIT Inc.	38,431	399
Care Capital Properties Inc.	9,703	277
Ryman Hospitality
Properties Inc.	4,654	224
		18,311
Telecommunication Services (2.4%)
Verizon
Communications Inc.	105,226	5,470
AT&T Inc.	64,521	2,620
CenturyLink Inc.	52,863	1,450
* Cincinnati Bell Inc.	200,505	818
		10,358
Utilities (3.2%)
Edison International	36,660	2,649
FirstEnergy Corp.	75,103	2,485
Entergy Corp.	32,019	2,457
PPL Corp.	69,492	2,402
NiSource Inc.	98,505	2,375
MDU Resources Group Inc.	40,852	1,039
National Fuel Gas Co.	10,842	586
		13,993
Total Common Stocks
(Cost $347,767)		427,250
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.640%	62,073	6,208

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
4 United States Treasury
Bill, 0.312%, 12/8/16	200	200
United States Treasury
Bill, 0.270%, 12/29/16	200	200
		400
Total Temporary Cash Investments
(Cost $6,607)		6,608
Total Investments (100.9%)
(Cost $354,374)		433,858

Structured Broad Market Fund

Amount
($000)
Other Assets and Liabilities (-0.9%)
Other Assets
Investment in Vanguard	39
Receivables for Investment Securities Sold	545
Receivables for Accrued Income	549
Receivables for Capital Shares Issued	25
Other Assets [4]	160
Total Other Assets	1,318
Liabilities
Payables for Investment Securities
Purchased	(689)
Collateral for Securities on Loan	(4,023)
Payables to Vanguard	(340)
Other Liabilities	(161)
Total Liabilities	(5,213)
Net Assets (100%)	429,963

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	291,380
Undistributed Net Investment Income	8,922
Accumulated Net Realized Gains	50,162
Unrealized Appreciation (Depreciation)
Investment Securities	79,484
Futures Contracts	15
Net Assets	429,963

Institutional Shares—Net Assets
Applicable to 1,198,051 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	40,380
Net Asset Value Per Share—
Institutional Shares	$33.70

Institutional Plus Shares—Net Assets
Applicable to 5,781,842 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	389,583
Net Asset Value Per Share—
Institutional Plus Shares	$67.38

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,857,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 1.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $4,023,000 of collateral received for securities on loan.
4 Securities with a value of $200,000 and cash of $146,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends	13,104
Interest[1]	11
Securities Lending—Net	798
Total Income	13,913
Expenses
The Vanguard Group—Note B
Investment Advisory Services	495
Management and Administrative—Institutional Shares	34
Management and Administrative—Institutional Plus Shares	308
Marketing and Distribution—Institutional Shares	1
Marketing and Distribution—Institutional Plus Shares	6
Custodian Fees	11
Auditing Fees	34
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	1
Total Expenses	891
Net Investment Income	13,022
Realized Net Gain (Loss)
Investment Securities Sold[1]	49,849
Futures Contracts	312
Realized Net Gain (Loss)	50,161
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(3,724)
Futures Contracts	62
Change in Unrealized Appreciation (Depreciation)	(3,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,521
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $9,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,022	10,839
Realized Net Gain (Loss)	50,161	48,798
Change in Unrealized Appreciation (Depreciation)	(3,662)	(44,242)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,521	15,395
Distributions
Net Investment Income
Institutional Shares	(640)	(434)
Institutional Plus Shares	(11,581)	(9,024)
Realized Capital Gain[1]
Institutional Shares	(2,234)	(3,078)
Institutional Plus Shares	(40,149)	(61,848)
Total Distributions	(54,604)	(74,384)
Capital Share Transactions
Institutional Shares	15,101	1,642
Institutional Plus Shares	(140,471)	65,576
Net Increase (Decrease) from Capital Share Transactions	(125,370)	67,218
Total Increase (Decrease)	(120,453)	8,229
Net Assets
Beginning of Period	550,416	542,187
End of Period[2]	429,963	550,416
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $251,000 and $16,777,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $8,922,000 and $8,121,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.24	$37.28	$32.59	$27.10	$21.03
Investment Operations
Net Investment Income	.760[1]	.662	.632	. 573	. 544
Net Realized and Unrealized Gain (Loss)
on Investments	2.965	.394	5.996	5.492	5.973
Total from Investment Operations	3.725	1.056	6.628	6.065	6.517
Distributions
Dividends from Net Investment Income	(.727)	(. 630)	(. 564)	(. 575)	(. 447)
Distributions from Realized Capital Gains	(2.538)	(4.466)	(1.374)	—	—
Total Distributions	(3.265)	(5.096)	(1.938)	(.575)	(.447)
Net Asset Value, End of Period	$33.70	$33.24	$37.28	$32.59	$27.10

Total Return	11.60%	2.80%	21.10%	22.85%	31.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40	$25	$26	$16	$7
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	2.33%	1.86%	1.67%	1.94%	2.19%
Portfolio Turnover Rate	78%	66%	60%	63%	58%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$66.43	$74.52	$65.15	$54.17	$42.02
Investment Operations
Net Investment Income	1.562[1]	1.355	1.303	1.186	1.122
Net Realized and Unrealized Gain (Loss)
on Investments	5.923	.781	11.981	10.980	11.951
Total from Investment Operations	7.485	2.136	13.284	12.166	13.073
Distributions
Dividends from Net Investment Income	(1.463)	(1.302)	(1.169)	(1.186)	(.923)
Distributions from Realized Capital Gains	(5.072)	(8.924)	(2.745)	—	—
Total Distributions	(6.535)	(10.226)	(3.914)	(1.186)	(.923)
Net Asset Value, End of Period	$67.38	$66.43	$74.52	$65.15	$54.17

Total Return	11.66%	2.84%	21.16%	22.95%	31.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$390	$526	$516	$465	$379
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.37%	1.90%	1.74%	2.01%	2.26%
Portfolio Turnover Rate	78%	66%	60%	63%	58%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Structured Broad Market Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

Structured Broad Market Fund

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $39,000, representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them.

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	427,250	—	—
Temporary Cash Investments	6,208	400	—
Futures Contracts—Assets[1]	14	—	—
Total	433,472	400	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	23	2,484	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Structured Broad Market Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2016, the fund had $9,195,000 of ordinary income and $50,172,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $354,374,000. Net unrealized appreciation of investment securities for tax purposes was $79,484,000, consisting of unrealized gains of $86,074,000 on securities that had risen in value since their purchase and $6,590,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $420,489,000 of investment securities and sold $586,651,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	16,991	514	—	—
Issued in Lieu of Cash Distributions	1,675	52	1,642	49
Redeemed	(3,565)	(106)	—	—
Net Increase (Decrease)—Institutional Shares	15,101	460	1,642	49
Institutional Plus Shares
Issued	4,995	87	3,000	45
Issued in Lieu of Cash Distributions	41,158	635	62,576	940
Redeemed	(186,624)	(2,856)	—	—
Net Increase (Decrease)—Institutional Plus Shares	(140,471)	(2,134)	65,576	985

At September 30, 2016, one shareholder was the record or beneficial owner of 90% of the fund’s net assets. In October 2016, such shareholder redeemed $219,000,000 (51% of the fund’s net assets on the redemption date) from the fund. If the shareholder were to redeem its remaining investment in the fund, the redemption may result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, lead to the realization of taxable capital gains, or cause the remaining shareholders to receive distributions representing a disproportionate share of the fund’s ordinary income and long-term capital gains.

H. On November 17, 2016, the board of trustees approved the liquidation and dissolution of the fund. In light of the pending liquidation, the fund intends to declare and pay its calendar-year-end distribution earlier than scheduled; such distribution will consist primarily of the ordinary income and long-term capital gains available for distribution at September 30, 2016 (as discussed in Note E).

Management has determined that no other material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Quantitative Funds and the Shareholders of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund: In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Structured Large-Cap Equity Fund and Vanguard Structured Broad Market Fund (constituting separate portfolios of Vanguard Quantitative Funds, hereafter referred to as the “Funds”) at September 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

As discussed in Note H to the financial statements, subsequent to year-end, the Board of Trustees approved a plan of liquidation for the Funds on November 17, 2016.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2016

Special 2016 tax information (unaudited) for Vanguard Structured Equity Funds

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the
Structured Broad Market Fund are qualified short-term capital gains.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	19,148
Structured Broad Market Fund	42,132

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Structured Large-Cap Equity Fund	11,973
Structured Broad Market Fund	11,658

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Structured Large-Cap Equity Fund	96.6%
Structured Broad Market Fund	77.3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,054.95	$1.13
Institutional Plus Shares	1,000.00	1,055.39	0.92
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,060.42	$1.08
Institutional Plus Shares	1,000.00	1,060.60	0.93
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.90	$1.11
Institutional Plus Shares	1,000.00	1,024.10	0.91
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.95	$1.06
Institutional Plus Shares	1,000.00	1,024.10	0.91

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.22% for Institutional Shares and 0.18% for Institutional Plus Shares; for the Structured
Broad Market Fund, 0.21% for Institutional Shares and 0.18% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08700 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $111,000
Fiscal Year Ended September 30, 2015: $101,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 17, 2016
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.